Exhibit 99.2

FIRST QUARTER 2016 SUPPLEMENTAL DATA

March 31, 2016

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•
SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statement
This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filingswiththe Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2016 that will be released on Form 10-Q to be filed on or before May 5, 2016.

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TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	4
Highlights	5-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-39
Largest Tenants	40
Tenant Diversification	41
Leasing Activity Summary	42-45
Annual Lease Expirations	46-48

Summary of Real Estate Acquisition/Disposition Activity	49-55
Corporate Information	56
Analyst Coverage	57
Supplemental Definitions	58

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CORPORATE PROFILE

SL Green Realty Corp., or the Company, is an S&P 500 company and New York City's largest office landlord. The Company is a self-managed Real Estate Investment Trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

SL Green, a Maryland corporation, and SL Green Operating Partnership, L.P., or the Operating Partnership, a Delaware limited partnership, were formed in June 1997 for the purpose of combining the commercial real estate business of S.L. Green Properties, Inc. and its affiliated partnerships and entities. The Operating Partnership received a contribution of interest in the real estate properties, as well as 95% of the economic interest in the management, leasing and construction companies, which are referred to as the Service Corporation, a consolidated variable interest entity. All of the management, leasing and construction services with respect to the properties that are wholly-owned by us are conducted through SL Green Management LLC which is 100% owned by the Operating Partnership.

Substantially all of our assets are held by, and all of our operations are conducted through the Operating Partnership. The Company is the sole managing general partner of the Operating Partnership.

Reckson Operating Partnership, L.P., or ROP, commenced operations in June 1995 and became a wholly-owned subsidiary of the Operating Partnership, in January 2007.

As of March 31, 2016, the Company held interests in 121 Manhattan buildings totaling 47.7 million square feet. This included ownership interests in 29.9 million square feet of commercial buildings and debt and preferred equity investments secured by 17.8 million square feet of buildings. In addition, the Company held ownership interests in 31 suburban buildings totaling 4.9 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

4

FIRST QUARTER 2016 HIGHLIGHTS Unaudited

Summary
New York, NY, April 20, 2016 - SL Green Realty Corp. (NYSE: SLG) today reported funds from operations, or FFO, for the quarter ended March 31, 2016 of $193.0 million, or $1.85 per share, before transaction related costs of $1.3 million, or $0.01 per share, as compared to FFO for the same period in 2015 of $155.5 million, or $1.51 per share, before transaction related costs of $1.2 million, or $0.01 per share.

Net income attributable to common stockholders for the quarter ended March 31, 2016 totaled $23.2 million, or $0.23 per share, compared to net income attributable to common stockholders of $43.3 million, or $0.44 per share, for the same quarter in 2015. Net income attributable to common stockholders for the quarter ended March 31, 2016 includes $23.7 million, or $0.23 per share, of net gains recognized from the sale of real estate as compared to $13.0 million, or $0.13 per share for the same quarter in 2015.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity
For the quarter ended March 31, 2016, the Company reported consolidated revenues and operating income of $455.4 million and $290.7 million, respectively, compared to $396.3 million and $233.0 million, respectively, for the same period in 2015.

Same-store cash NOI on a combined basis increased by 10.2 percent to $176 million for the quarter as compared to the same period in 2015. For the quarter ended March 31, 2016, consolidated property same-store cash NOI increased by 10.5 percent to $156 million and unconsolidated joint venture property same-store cash NOI increased by 7.0 percent to $19.4 million, as compared to the same period in 2015.

During the first quarter, the Company signed 47 office leases in its Manhattan portfolio totaling 849,586 square feet.  Eight leases comprising 127,428 square feet represented office leases that replaced previous vacancy. Thirty-nine leases comprising 722,158 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $71.24 per rentable square foot, representing a 39.4 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first quarter was 11.6 years and average tenant concessions were 4.3 months of free rent with a tenant improvement allowance of $46.70 per rentable square foot.

Manhattan same-store occupancy was 97.4 percent at March 31, 2016, inclusive of 259,419 square feet of leases signed but not yet commenced, as compared to 96.1 percent at March 31, 2015 and 97.2 percent at December 31, 2015.

During the first quarter, the Company signed 27 office leases in its Suburban portfolio totaling 244,795 square feet.  Nine leases comprising 61,324 square feet represented office leases that replaced previous vacancy. Eighteen leases comprising the remaining 183,471 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $39.63 per rentable square foot, representing a 7.3

5

FIRST QUARTER 2016 HIGHLIGHTS Unaudited

percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the fourth quarter was 6.2 years and average tenant concessions were 5.3 months of free rent with a tenant improvement allowance of $27.11 per rentable square foot.

Same-store occupancy for the Company's Suburban portfolio was 84.0 percent at March 31, 2016, inclusive of 28,090 square feet of leases signed but not yet commenced, as compared to 82.6 percent at March 31, 2015 and 82.5 percent at December 31, 2015.

Significant leases that were signed during the first quarter included:

•	Renewal on 186,396 square feet with Credit Suisse at 11 Madison Avenue, bringing the remaining lease term to 21.2 years;

•	Renewal on 167,003 square feet with Omnicom Group at 220 East 42nd Street, bringing the remaining lease term to 16.1 years;

•	Renewal on 103,803 square feet with Wells Fargo at 100 Park Avenue, bringing the remaining lease term to 5.7 years;

•	New lease on 71,239 square feet with TargetCast LLC (dba Media Assembly) at 711 Third Avenue for 15.5 years;

•	Renewal and expansion on 61,000 square feet with Heineken USA Inc. at 360 Hamilton, bringing the remaining lease term to 10.1 years;

•	Renewal on 52,959 square feet with Music Choice at 315 West 33rd Street, bringing the remaining lease term to 11.2 years;

•	New lease on 43,018 square feet with Nordstrom at 3 Columbus Circle for 22.7 years;

•	New lease on 35,112 square feet with CBS Broadcasting Inc. at 555 West 57th Street for 8.0 years; and

•	Renewal and expansion on 46,622 square feet with Merrill Lynch, Pierce, Fenner & Smith Inc. at 360 Hamilton Avenue in White Plains, NY, bringing the remaining lease term to 5.8 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended March 31, 2016 were $24.0 million, or 4.6 percent of total combined revenues and an annualized 45 basis points of total combined assets.

Real Estate Investment Activity
In April, the Company entered into an agreement with an affiliate of Citigroup, Inc. ("Citi") to accelerate the sale of 388-390 Greenwich Street to Citi for $2.0 billion, net of $242.5 million of unfunded tenant concessions, pursuant to the purchase option that Citi exercised in January 2016. The closing, which was previously scheduled for December 2017, is now scheduled for June 2016. Separately, the Company and Citi reached

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FIRST QUARTER 2016 HIGHLIGHTS Unaudited

agreement for the early termination of Citi's lease at 388-390 Greenwich Street, in exchange for payment by Citi of a $94.0 million termination fee. Proceeds from the sale and the termination payment will be used by the Company to repay approximately $345.0 million of its corporate credit facility and retire the $1.45 billion mortgage on the property, resulting in reduction of Company indebtedness of approximately $1.8 billion.

In March, the Company completed the acquisition of 183 Broadway for $28.5 million. The property is located adjacent to 187 Broadway and 5-7 Dey Street, which the Company acquired in August 2015 due to their proximity to Downtown Manhattan's new Fulton Transit Center and the World Trade Center. The site consists of a 9,106 square foot, five story mixed-use retail/residential building.

In March, the Company and its joint venture partner, Renaissance Office Partners, LLC, closed on the sale of 7 Renaissance Square, a 65,600 square foot office building at the Ritz Carlton complex in downtown White Plains, New York. The gross sales price was $20.7 million, or $316 per square foot, and the Company recognized a gain on sale of $4.7 million.

In February, the Company closed on the sale of the leased fee interest in 885 Third Avenue in Manhattan, also known as "The Lipstick Building", for a gross sale price of $453.0 million or approximately $713 per square foot. As part of the transaction the Company has retained a $135.0 million 5.75% senior equity investment in the property.

In February, the Company closed on the sale of the its 90% stake in the residential condominium at 248-252 Bedford

Avenue, a 72-unit multifamily building in Williamsburg, Brooklyn New York, at a gross asset valuation of $55.0 million or approximately $1,242 per square foot. The Company recognized a gain on sale of $15.1 million.

Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.4 billion at March 31, 2016. During the first quarter, the Company originated new debt and preferred equity investments totaling $124.1 million, of which $89.1 million was retained and $82.7 million was funded, at a weighted average current yield of 10.1 percent, excluding the $135 million senior equity investment that the Company retained in 885 Third Avenue. During the first quarter, the Company sold investments totaling $222.5 million and recorded $198.9 million of principal reductions from investments that were repaid.

Financing Activity
In February, the Company, along with its joint venture partners, successfully closed on the refinancing of 800 Third Avenue. The new 10-year, $177.0 million mortgage loan features a fixed interest rate of 3.17 percent, subject to up to a 20 basis point increase under certain conditions, and replaces the previous $20.9 million mortgage that was set to mature in August 2017. The Company, which owns a 60.5 percent interest in the asset, received approximately $89.0 million in net proceeds from the refinancing.

7

FIRST QUARTER 2016 HIGHLIGHTS Unaudited

In February, the Company, along with its joint venture partners, completed the recapitalization of Jericho Plaza by securing a new 2-year (subject to three 1-year extension options) floating rate mortgage with an interest rate of 4.15 percent over LIBOR. The initial funding was approximately $75.0 million with a total expected funding of $100.0 million. The refinancing closed simultaneously with a series of transactions culminating in the property being owned in a new venture that continues to include SL Green and Onyx Equities, along with other partners.

In February, the Company secured construction financing of a retail development site at 719 Seventh Avenue. The 2-year (subject to one 1-year extension option) $44.0 million loan features a floating interest rate of 3.05 percent over LIBOR, with the ability to reduce the spread to 2.55 percent upon achieving certain hurdles. The Company, which owns a 75 percent interest in the asset, received net proceeds of approximately $21.0 million at the closing of the financing, with the balance of the loan proceeds being used to complete the construction.

Guidance
Based on the accelerated sale of 388-390 Greenwich Street to Citi, the early termination of Citi's lease at 388-390 Greenwich Street, the Company's performance for the first three months of 2016 and its outlook for the remainder of 2016, the Company is raising its NAREIT defined FFO guidance for 2016 to $8.17 to $8.25 from the previous FFO guidance range of $6.90 to $7.00 per share. On a comparable basis, after giving consideration to items that would not otherwise be attributable to 2016, the Company's 2016 normalized FFO per share guidance range would increase to $6.96 to $7.04 per share.

Midpoint of Management's Previous 2016 FFO Guidance Range	$6.95
388-390 Greenwich Lease Termination Payment	0.90
Write-off of Accounting Related Balances at 388-390 Greenwich	0.72
Portfolio NOI and Interest Expense Savings	0.05
388-390 Greenwich FFO Contribution (June 2016 - December 2016)	(0.41)
Midpoint of Management's Revised 2016 FFO Guidance Range	$8.21
388-390 Greenwich Lease Termination Payment - 2017 Component	(0.49)
Accounting Related Balances at 388-390 Greenwich	(0.72)
Midpoint of Management's Normalized 2016 FFO Guidance Range	$7.00

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FIRST QUARTER 2016 HIGHLIGHTS Unaudited

Dividends
During the first quarter of 2016, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.72 per share of common stock, which was paid on April 15, 2016 to shareholders of record on the close of business on March 31, 2016; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period January 15, 2016 through and including April 14, 2016, which was paid on April 15, 2016 to shareholders of record on the close of business on March 31, 2016, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

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KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.23	$0.96	$1.64	$(0.39)	$0.44
Funds from operations available to common stockholders - diluted	$1.84	$1.61	$1.65	$1.62	$1.50
Reported funds available for distribution to common stockholders - diluted	$1.50	$0.22	$1.04	$0.96	$1.04
Recurring funds available for distribution to common stockholders - diluted	$1.50	$1.12	$1.29	$1.30	$1.29

Common Share Price & Dividends
Closing price at the end of the period	$96.88	$112.98	$108.16	$109.89	$128.38
Closing high price during period	$110.92	$121.80	$116.97	$131.64	$134.00
Closing low price during period	$80.54	$108.56	$100.95	$109.89	$121.32
Common dividend per share	$0.72	$0.72	$0.60	$0.60	$0.60

FFO payout ratio (trailing 12 months)	39.3%	39.6%	38.7%	39.4%	37.8%
Reported FAD payout ratio (trailing 12 months)	71.0%	77.5%	60.2%	79.8%	73.0%
Recurring FAD payout ratio (trailing 12 months)	50.6%	50.5%	48.1%	51.6%	50.4%

Common Shares & Units
Common shares outstanding	100,081	99,975	99,659	99,590	99,533
Units outstanding	4,001	3,746	3,875	3,907	3,913
Total common shares and units outstanding	104,082	103,721	103,534	103,497	103,446

Weighted average common shares and units outstanding - basic	104,025	103,587	103,522	103,487	102,366
Weighted average common shares and units outstanding - diluted	104,259	104,055	103,929	103,946	103,019

Market Capitalization
Market value of common equity	$10,083,464	$11,718,399	$11,198,237	$11,373,285	$13,280,397
Liquidation value of preferred equity/units	534,869	512,516	512,516	354,723	340,915
Consolidated debt	9,796,167	10,434,748	10,130,502	8,375,984	8,089,085
Consolidated market capitalization	$20,414,500	$22,665,663	$21,841,255	$20,103,992	$21,710,397
SLG portion of JV debt	1,690,200	1,718,031	1,683,320	1,695,340	1,693,466
Combined market capitalization	$22,104,700	$24,383,694	$23,524,575	$21,799,332	$23,403,863

Consolidated debt to market capitalization (1)	48.0%	46.0%	46.4%	41.7%	37.3%
Combined debt to market capitalization (1)	52.0%	49.8%	50.2%	46.2%	41.8%

Consolidated debt service coverage (trailing 12 months)	2.88x	2.85x	2.78x	2.63x	2.60x
Consolidated fixed charge coverage (trailing 12 months)	2.53x	2.50x	2.45x	2.33x	2.30x
Combined debt service coverage (trailing 12 months)	2.54x	2.52x	2.47x	2.36x	2.31x
Combined fixed charge coverage (trailing 12 months)	2.25x	2.23x	2.20x	2.10x	2.07x

(1) Includes the liquidation value of preferred equity/units.

Supplemental Information	10	First Quarter 2016

KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015

Selected Balance Sheet Data
Real estate assets before depreciation (1)	$16,550,051	$16,718,324	$16,381,149	$14,059,561	$13,978,464
Investments in unconsolidated joint ventures	$1,146,085	$1,203,858	$1,239,008	$1,262,723	$1,244,185
Debt and preferred equity investments	$1,378,616	$1,670,020	$1,501,619	$1,685,234	$1,548,739
Cash and cash equivalents	$316,205	$255,399	$244,360	$215,896	$330,770
Investment in marketable securities	$43,915	$45,138	$46,432	$46,251	$47,716

Total assets	$19,585,715	$19,727,426	$19,382,712	$17,171,784	$16,979,032

Fixed rate & hedged debt	$6,887,280	$7,232,254	$7,137,994	$5,841,563	$6,016,084
Variable rate debt (2)	2,908,887	3,173,494	2,992,508	2,364,421	2,073,000
Total consolidated debt	$9,796,167	$10,405,748	$10,130,502	$8,205,984	$8,089,084
Deferred financing costs, net of amortization	(105,543)	(130,515)	(107,858)	(95,173)	(101,700)
Total consolidated debt, net	$9,690,624	$10,275,233	$10,022,644	$8,110,811	$7,987,384

Total liabilities	$11,178,777	$11,301,387	$11,005,016	$9,091,261	$8,825,860

Fixed rate & hedged debt - including SLG portion of JV debt	$7,895,076	$8,275,130	$8,085,553	$6,798,495	$6,973,410
Variable rate debt - including SLG portion of JV debt (2)	3,591,291	3,848,649	3,728,269	3,102,829	2,809,140
Total combined debt	$11,486,367	$12,123,779	$11,813,822	$9,901,324	$9,782,550

Selected Operating Data
Property operating revenues	$391,218	$367,843	$366,719	$345,633	$344,298
Property operating expenses	(149,502)	(144,077)	(147,909)	(134,486)	(140,688)
Property NOI	$241,716	$223,766	$218,810	$211,147	$203,610
NOI from discontinued operations	—	—	—	—	488
Total property NOI - consolidated	$241,716	$223,766	$218,810	$211,147	$204,098
SLG share of property NOI from JVs	44,671	39,879	38,804	38,640	35,054
Total property NOI - combined	$286,387	$263,645	$257,614	$249,787	$239,152
Investment income	54,737	44,540	49,328	45,191	42,069
Other income	9,489	13,007	16,019	18,250	9,932
Marketing general & administrative expenses	(24,032)	(22,734)	(23,475)	(23,200)	(25,464)
EBITDA - combined	$326,581	$298,458	$299,486	$290,028	$265,689

(1) Includes assets held for sale of $1.9 billion
(2) Does not reflect $1.1 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	11	First Quarter 2016

KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

Manhattan Properties
	As of or for the three months ended
	3/31/2016		12/31/2015	9/30/2015	6/30/2015	3/31/2015

Selected Operating Data
Property operating revenues	$361,584		$338,254	$334,809	$314,960	$313,818
Property operating expenses	131,267		124,302	127,382	115,174	120,411
Property NOI	$230,317		$213,952	$207,427	$199,786	$193,407
NOI from discontinued operations	—		—	—	—	488
Total property NOI - consolidated	$230,317		$213,952	$207,427	$199,786	$193,895

Other income - consolidated	$1,648		$3,088	$7,337	$13,230	$5,220

SLG share of property NOI from unconsolidated JV	$40,714		$36,171	$35,145	$34,150	$30,823

Portfolio Statistics
Consolidated office buildings in service	27		27	26	24	23
Unconsolidated office buildings in service	6		5	6	7	7
	33		32	32	31	30

Consolidated office buildings in service - square footage	21,003,606		21,003,606	20,700,091	18,533,045	18,429,045
Unconsolidated office buildings in service - square footage	4,244,139		3,024,981	3,328,496	3,476,115	3,476,115
	25,247,745		24,028,587	24,028,587	22,009,160	21,905,160

Quarter end occupancy- same store - combined office (consolidated + JV)	96.2%	(1)	96.2%	96.7%	96.6%	95.5%

Office Leasing Statistics
Total office leases commenced	47		42	38	43	47

Commenced office square footage filling vacancy	643,979		91,396	56,387	269,446	113,796
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	617,028		299,375	232,629	303,986	186,511
Total office square footage commenced	1,261,007		390,771	289,016	573,432	300,307

Average starting cash rent psf - office leases commenced	$70.66		$65.48	$70.45	$61.66	$62.99
Previously escalated cash rent psf - office leases commenced	$48.71		$56.80	$55.57	$52.94	$57.67
Increase in new cash rent over previously escalated cash rent (2)	45.1%		15.3%	26.8%	16.5%	9.2%
Average lease term	13.0		9.1	7.8	11.3	8.1
Tenant concession packages psf	$57.64		$23.70	$39.44	$54.43	$45.05
Free rent months	7.5		4.1	3.7	6.2	4.2

(1) Manhattan same-store occupancy, inclusive of 259,419 square feet of leases signed but not yet commenced, is 97.4% as of March 31, 2016, as compared to 96.1% at March 31, 2015 and 97.2% at December 31, 2015.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	12	First Quarter 2016

KEY FINANCIAL DATA (Unaudited, Dollars in Thousands Except Per Share)

Suburban Properties	As of or for the three months ended
	3/31/2016		12/31/2015	9/30/2015	6/30/2015	3/31/2015

Selected Operating Data
Property operating revenues	$27,934		$29,897	$30,231	$29,355	$29,170
Property operating expenses	14,891		16,247	16,221	16,045	16,797
Property NOI	$13,043		$13,650	$14,010	$13,310	$12,373
NOI from discontinued operations	—		—	—	—	—
Total property NOI - consolidated	$13,043		$13,650	$14,010	$13,310	$12,373

Other income - consolidated	$759		$80	$240	$395	$299

SLG share of property NOI from unconsolidated JV	$647		$409	$271	$1,301	$966

Portfolio Statistics
Consolidated office buildings in service	26		26	28	28	27
Unconsolidated office buildings in service	2		3	3	5	4
	28		29	31	33	31

Consolidated office buildings in service - square footage	4,235,300		4,235,300	4,450,400	4,450,400	4,365,400
Unconsolidated office buildings in service - square footage	640,000		705,641	705,641	1,287,741	1,222,100
	4,875,300		4,940,941	5,156,041	5,738,141	5,587,500

Quarter end occupancy- same store - combined office (consolidated + JV)	83.4%	(1)	80.6%	81.7%	81.9%	80.4%

Office Leasing Statistics
Total office leases commenced	34		30	19	32	31

Commenced office square footage filling vacancy	112,469		43,516	59,812	111,895	39,609
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	203,690		167,798	80,403	102,088	122,986
Total office square footage commenced	316,159		211,314	140,215	213,983	162,595

Average starting cash rent psf - office leases commenced	$37.66		$32.16	$33.64	$36.28	$34.78
Previously escalated cash rent psf - office leases commenced	$35.84		$31.58	$35.48	$36.72	$34.99
Increase/(decrease) in new cash rent over previously escalated cash rent (2)	5.1%		1.8%	(5.2)%	(1.2)%	(0.6)%
Average lease term	6.7		5.9	6.4	8.0	6.5
Tenant concession packages psf	$30.61		$25.56	$30.19	$31.92	$14.30
Free rent months	5.4		3.4	5.1	6.0	4.7

(1) Suburban same-store occupancy, inclusive of 28,090 square feet of leases signed but not yet commenced, is 84.0% as of March 31, 2016, as compared to 82.6% at March 31, 2015 and 82.5% at December 31, 2015.

(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	13	First Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,115,982	$4,779,159	$4,689,031	$3,756,488	$3,830,787
Building and improvements	9,334,385	10,423,739	10,079,151	8,397,117	8,697,145
Building leasehold and improvements	1,431,238	1,431,259	1,425,299	1,424,822	1,423,087
Properties under capital lease	47,445	47,445	47,445	27,445	27,445
	14,929,050	16,681,602	16,240,926	13,605,872	13,978,464
Less: accumulated depreciation	(2,100,109)	(2,060,706)	(1,979,824)	(2,081,646)	(1,973,674)
Net real estate	12,828,941	14,620,896	14,261,102	11,524,226	12,004,790

Other real estate investments:
Investment in unconsolidated joint ventures	1,146,085	1,203,858	1,239,008	1,262,723	1,244,185
Debt and preferred equity investments, net	1,378,616	1,670,020	1,501,619	1,685,234	1,548,739

Assets held for sale, net	1,891,575	34,981	117,885	420,569	—
Cash and cash equivalents	316,205	255,399	244,360	215,896	330,770
Restricted cash	179,938	233,578	279,592	128,234	128,834
Investment in marketable securities	43,915	45,138	46,432	46,251	47,716
Tenant and other receivables, net of $17,829 reserve at 3/31/16	55,441	63,491	66,896	64,873	50,156
Related party receivables	15,148	10,650	11,089	11,395	12,088
Deferred rents receivable, net of reserve for
tenant credit loss of $23,088 at 3/31/16	428,334	498,776	467,627	433,999	408,229
Deferred costs, net	246,503	239,920	235,079	233,664	224,855
Other assets	1,055,014	850,719	912,023	1,144,720	978,670

Total Assets	$19,585,715	$19,727,426	$19,382,712	$17,171,784	$16,979,032

Supplemental Information	14	First Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Liabilities
Mortgages and other loans payable	$5,671,700	$6,992,504	$6,865,383	$5,287,934	$5,359,043
Term loan and senior unsecured notes	2,067,117	2,319,244	2,216,120	2,113,050	2,110,041
Revolving credit facility	775,000	994,000	949,000	705,000	520,000
Deferred financing costs	(105,543)	(130,515)	(107,858)	(95,173)	(101,700)
Total debt, net of deferred financing costs	8,408,274	10,175,233	9,922,645	8,010,811	7,887,384
Accrued interest	36,941	42,406	43,632	39,621	38,082
Other liabilities	247,950	168,477	160,592	121,567	124,828
Accounts payable and accrued expenses	168,322	196,213	173,228	147,028	151,427
Deferred revenue	414,686	399,102	428,334	337,571	369,626
Capitalized lease obligations	41,554	41,360	41,171	21,013	20,917
Deferred land lease payable	2,010	1,783	1,557	1,387	1,301
Dividends and distributions payable	80,038	79,790	67,109	66,026	65,868
Security deposits	67,001	68,023	66,654	67,985	66,427
Liabilities related to assets held for sale	1,612,001	29,000	94	178,252	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	11,178,777	11,301,387	11,005,016	9,091,261	8,825,860

Noncontrolling interest in operating partnership
(4,001 units outstanding) at 3/31/16	407,046	424,206	423,421	431,418	498,881
Preferred Units	304,869	282,516	282,516	124,723	110,915

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 100,169
issued and outstanding at 3/31/16, including 87 shares held in treasury	1,002	1,001	998	996	995
Additional paid–in capital	5,451,787	5,439,735	5,268,379	5,245,575	5,247,240
Treasury stock	(10,000)	(10,000)	(10,000)	—	—
Accumulated other comprehensive loss	(17,222)	(8,749)	(15,821)	(10,906)	(11,810)
Retained earnings	1,620,669	1,643,546	1,772,833	1,657,911	1,690,578
Total SL Green Realty Corp. stockholders' equity	7,268,168	7,287,465	7,238,321	7,115,508	7,148,935

Noncontrolling interest in other partnerships	426,855	431,852	433,438	408,874	394,441

Total equity	7,695,023	7,719,317	7,671,759	7,524,382	7,543,376

Total Liabilities and Equity	$19,585,715	$19,727,426	$19,382,712	$17,171,784	$16,979,032

Supplemental Information	15	First Quarter 2016

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2016	2015	2015	2015
Revenues
Rental revenue, net	$345,607	$303,329	$319,961	$318,465
Escalation and reimbursement revenues	45,611	40,969	47,882	48,254
Investment income	54,737	42,069	44,540	49,328
Other income	9,489	9,932	13,007	16,019
Total Revenues, net	455,444	396,299	425,390	432,066

Equity in net income from unconsolidated joint ventures	10,096	4,030	2,377	3,627
Loss on early extinguishment of debt	—	(49)	—	—

Expenses
Operating expenses	79,520	76,777	76,085	78,648
Ground rent	8,308	8,188	8,308	8,252
Real estate taxes	61,674	55,723	59,684	61,009
Transaction related costs	1,279	1,143	1,391	5,829
Marketing, general and administrative	24,032	25,464	22,734	23,475
Total Operating Expenses	174,813	167,295	168,202	177,213

Operating Income	290,727	232,985	259,565	258,480

Interest expense, net of interest income	94,672	75,807	88,176	84,141
Amortization of deferred financing costs	7,932	6,615	7,621	7,160
Depreciation and amortization	179,308	108,337	106,800	146,185
Gain on equity investment in marketable securities	—	—	—	—

Income from Continuing Operations	8,815	42,226	56,968	20,994

Income from discontinued operations	—	427	—	—
Gain on sale of real estate and discontinued operations	13,773	12,983	17,409	159,704
Equity in net gain (loss) on sale of joint venture interest / real estate	9,915	—	(206)	15,281
Purchase price fair value adjustment	—	—	40,078	—
Depreciable real estate reserves	—	—	—	(19,226)
Net Income	32,503	55,636	114,249	176,753

Net income attributable to noncontrolling interests	(2,896)	(7,670)	(6,557)	(7,132)
Dividends on preferred units	(2,648)	(951)	(2,651)	(2,225)

Net Income Attributable to SL Green Realty Corp	26,959	47,015	105,041	167,396

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,738)	(3,738)

Net Income Attributable to Common Stockholders	$23,221	$43,277	$101,303	$163,658

Earnings per Share
Net income per share (basic)	$0.23	$0.44	$1.02	$1.64
Net income per share (diluted)	$0.23	$0.44	$1.01	$1.64

Supplemental Information	16	First Quarter 2016

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2016	2015	2015	2015
Funds from Operations
Net Income Attributable to Common Stockholders	$23,221	$43,277	$101,303	$163,658

Depreciation and amortization	179,308	108,337	106,800	146,185
Joint ventures depreciation and noncontrolling interests adjustments	10,514	8,622	10,373	10,796
Net income attributable to noncontrolling interests	2,896	7,670	6,557	7,132
Gain on sale of real estate and discontinued operations	(13,773)	(12,983)	(17,409)	(159,704)
Equity in net loss (gain) on sale of joint venture property / real estate	(9,915)	—	206	(15,281)
Purchase price fair value adjustment	—	—	(40,078)	—
Depreciable real estate reserves	—	—	—	19,226
Non-real estate depreciation and amortization	(496)	(525)	(511)	(500)
Funds From Operations	$191,755	$154,398	$167,241	$171,512

Funds From Operations - Basic per Share	$1.84	$1.51	$1.61	$1.66

Funds From Operations - Diluted per Share	$1.84	$1.50	$1.61	$1.65

Funds Available for Distribution
FFO	$191,755	$154,398	$167,241	$171,512

Non real estate depreciation and amortization	496	525	511	500
Amortization of deferred financing costs	7,932	6,615	7,621	7,160
Non-cash deferred compensation	14,277	18,877	18,387	8,894
FAD adjustment for Joint Ventures	(5,827)	(8,690)	(10,573)	(6,421)
FAD adjustment for discontinued operations	—	5	—	—
Straight-line rental income and other non cash adjustments	(29,704)	(43,891)	(38,702)	(42,128)
Second cycle tenant improvements	(10,128)	(9,376)	(87,992)	(11,340)
Second cycle leasing commissions	(8,871)	(5,838)	(5,573)	(5,636)
Revenue enhancing recurring CAPEX	(233)	(214)	(1,785)	(1,362)
Non-revenue enhancing recurring CAPEX	(3,688)	(4,818)	(25,991)	(12,904)

Reported Funds Available for Distribution	$156,009	$107,593	$23,144	$108,275
Diluted per Share	$1.50	$1.04	$0.22	$1.04

1515 Broadway - Viacom capital contribution	$481	$5,139	$7,463	$5,048
388-390 Greenwich - Citi capital contribution	$—	$—	$65,867	$—
388-390 Greenwich - free rent	$—	$20,459	$20,459	$20,459

Recurring Funds Available for Distribution	$156,490	$133,191	$116,933	$133,782
Diluted per Share	$1.50	$1.29	$1.12	$1.29

First cycle tenant improvements	$4,323	$2,806	$27,064	$43,624
First cycle leasing commissions	$3,183	$332	$3,369	$6,637
Redevelopment costs	$16,753	$6,657	$53,962	$45,470
Capitalized interest	$6,618	$8,439	$7,612	$23,496

Supplemental Information	17	First Quarter 2016

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2015	$221,932	$1,001	$5,439,735	$(10,000)	$1,643,546	$431,852	$(8,749)	$7,719,317

Net Income attributable to SL Green					26,960	1,975		28,935
Acquisition of subsidiary interest from noncontrolling interest								—
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.72 per common share)					(71,966)			(71,966)
Cash distributions to noncontrolling interests						(7,906)		(7,906)
Other comprehensive income - unrealized loss on derivative instruments							(4,570)	(4,570)
Other comprehensive income - SLG's share of joint venture net
unrealized loss on derivative instruments							(2,709)	(2,709)
Other comprehensive income - unrealized loss on marketable securities							(1,194)	(1,194)
Proceeds from stock options exercised			1,211					1,211
DRSPP proceeds			45					45
Conversion of units of the Operating Partnership to common stock		1	7,152					7,153
Contributions to consolidated joint venture						934		934
Reallocation of noncontrolling interests in the Operating Partnership					25,867			25,867
Reallocation of capital account relating to sale								—
Issuance of common stock			(30)					(30)
Deferred compensation plan and stock awards, net			(2,220)					(2,220)
Amortization of deferred compensation plan			5,894					5,894
Balance at March 31, 2016	$221,932	$1,002	$5,451,787	$(10,000)	$1,620,669	$426,855	$(17,222)	$7,695,023

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2015	99,975,238	3,745,766	—	103,721,004	—	103,721,004

YTD share activity	106,210	254,866	—	361,076		361,076
Share Count at March 31, 2016 - Basic	100,081,448	4,000,632	—	104,082,080	—	104,082,080

Weighting factor	(29,956)	(27,117)	233,650	176,577		176,577
Weighted Average Share Count at March 31, 2016 - Diluted	100,051,492	3,973,515	233,650	104,258,657	—	104,258,657

Supplemental Information	18	First Quarter 2016

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2016		December 31, 2015		September 30, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,565,697	$682,896	$1,609,720	$716,021	$1,718,817	$733,819
Building and improvements	4,948,597	1,914,246	5,044,397	2,042,794	5,096,509	1,992,714
Building leasehold and improvements	39,497	19,748	32,726	16,363	31,084	15,542
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	6,743,349	2,711,669	6,876,401	2,869,957	7,035,968	2,836,854
Less: accumulated depreciation	(744,657)	(285,205)	(753,933)	(307,639)	(753,701)	(286,091)
Net real estate	5,998,692	2,426,464	6,122,468	2,562,318	6,282,267	2,550,763

Cash and cash equivalents	112,181	47,599	164,973	59,701	154,203	57,668
Restricted cash	90,180	32,475	93,591	28,748	106,423	37,044
Debt and preferred equity investments, net	284,014	191,849	145,878	145,878	145,762	145,762
Tenant and other receivables, net of $2,327 reserve at 3/31/16	31,817	14,499	30,059	13,033	29,596	13,657
Deferred rents receivables, net of reserve for tenant credit loss of $2,708 at 3/31/16	180,672	77,325	178,743	79,985	171,395	71,207
Deferred costs, net	116,278	48,176	108,727	47,041	115,954	49,171
Other assets	142,189	58,266	139,747	63,242	135,790	59,791
Total Assets	$6,956,023	$2,896,653	$6,984,186	$2,999,946	$7,141,390	$2,985,063

Liabilities and Equity
Mortgage loans payable, net of deferred financing costs of $47,135 at 3/31/16	$4,319,655	$1,672,002	4,266,548	1,702,057	$4,365,970	$1,665,645
Accrued interest	11,410	5,076	9,804	4,201	13,817	5,245
Other liabilities	6,873	4,148	5,438	4,404	3,520	2,157
Accounts payable and accrued expenses	87,357	34,432	87,736	38,911	84,239	34,367
Deferred revenue	206,143	93,667	209,095	94,110	190,136	93,022
Capitalized lease obligations	183,882	91,941	183,189	91,594	182,509	91,255
Security deposits	27,694	8,709	27,898	8,957	27,416	9,089
Equity	2,113,009	986,678	2,194,478	1,055,712	2,273,783	1,084,283
Total Liabilities and Equity	$6,956,023	$2,896,653	$6,984,186	$2,999,946	$7,141,390	$2,985,063

Supplemental Information	19	First Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended March 31, 2016		Three Months Ended December 31, 2015		Three Months Ended March 31, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$139,775	$52,540	$133,959	$51,281	$110,142	$43,433
Escalation and reimbursement revenues	8,229	3,178	9,470	4,240	8,546	3,627
Other income	14,508	8,547	10,327	6,391	10,228	6,404
Total Revenues, net	$162,512	$64,265	$153,756	$61,912	$128,916	$53,464

Expenses
Operating expenses	$27,254	$9,329	$27,135	$10,643	$25,486	$9,734
Ground rent	3,211	1,606	4,242	2,121	2,592	1,296
Real estate taxes	24,210	8,659	24,529	9,269	19,376	7,380
Total Operating Expenses	$54,675	$19,594	$55,906	$22,033	$47,454	$18,410

NOI	$107,837	$44,671	$97,850	$39,879	$81,462	$35,054
Cash NOI	$91,089	$37,288	$81,337	$32,360	$74,290	$30,533

Transaction related costs, net of recoveries	$—	$—	$—	$—	$8	$7
Interest expense, net of interest income	49,736	17,259	51,974	18,710	44,007	15,255
Amortization of deferred financing costs	3,236	1,296	3,766	1,689	3,010	1,321
Depreciation and amortization	37,851	14,903	40,001	16,552	32,984	13,860
Loss on early extinguishment of debt	1,606	972	8	2	833	407

Net Income	$15,408	$10,241	$2,101	$2,926	$620	$4,204

Real estate depreciation	37,789	14,902	39,939	16,550	32,934	13,851
FFO Contribution	$53,197	$25,143	$42,040	$19,476	$33,554	$18,055

FAD Adjustments:
Non real estate depreciation and amortization	$3,297	$1,298	$3,829	$1,691	$3,060	$1,331
Straight-line rental income and other non-cash adjustments	(13,590)	(5,613)	(14,307)	(6,520)	(7,498)	(3,459)
Second cycle tenant improvement	(1,378)	(724)	(6,190)	(3,499)	(1,755)	(751)
Second cycle leasing commissions	(1,003)	(544)	(1,897)	(1,158)	(2,243)	(949)
Recurring CAPEX	(447)	(244)	(2,183)	(1,087)	(254)	(132)
FAD Adjustment	$(13,121)	$(5,827)	$(20,748)	$(10,573)	$(8,690)	$(3,960)

First cycle tenant improvement	$10,535	$2,903	$10,460	$5,014	$3,208	$1,466
First cycle leasing commissions	$10,505	$5,282	$(1,264)	$(1,744)	$11,332	$5,723
Redevelopment costs	$15,361	$5,275	$28,236	$11,776	$30,730	$14,414
Capitalized interest	$6,104	$3,285	$5,831	$3,055	$12,308	$6,038

Supplemental Information	20	First Quarter 2016

SELECTED FINANCIAL DATA Net Operating Income and Components of Consolidated Debt Service and Fixed Charge Coverage Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2016	2015	2015	2015
Net Operating Income

NOI (1)	$241,716	$203,610	$223,766	$218,810
NOI from discontinued operations	—	488	—	—
Total NOI - consolidated	241,716	204,098	223,766	218,810
SLG share of property NOI from unconsolidated JVs	44,671	35,054	39,879	38,804
Combined NOI	$286,387	$239,152	$263,645	$257,614
Partners' share of NOI - consolidated JVs	(8,568)	(8,784)	(9,349)	(7,984)
NOI - SLG share	$277,819	$230,368	$254,296	$249,630

NOI	$286,387	$239,152	$263,645	$257,614
Free rent (net of amortization)	10,249	(22,473)	(22,580)	(24,266)
Net FAS 141 adjustment	(35,356)	(14,543)	(6,608)	(10,752)
Straightline revenue adjustment	(16,436)	(13,402)	(21,536)	(14,830)
Allowance for S/L tenant credit loss	1,665	(912)	316	(1,732)
Ground lease straight-line adjustment	817	705	947	913
Combined Cash NOI	$247,326	$188,527	$214,184	$206,947
Partners' share of NOI - consolidated JVs	(6,861)	(7,615)	(7,444)	(6,616)
Cash NOI - SLG share	$240,465	$180,912	$206,740	$200,331

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$98,742	$75,916	$93,288	$89,217
Principal amortization payments	7,994	7,666	7,866	7,638
Total Consolidated Debt Service	$106,736	$83,582	$101,154	$96,855

Payments under ground lease arrangements	$7,700	$7,694	$7,760	$7,674
Dividends on preferred units	2,648	951	2,651	2,225
Dividends on perpetual preferred shares	3,738	3,738	3,738	3,738
Total Consolidated Fixed Charges	$120,822	$95,965	$115,303	$110,492

(1) Includes the operating income of SL Green Management Corp. and Eemerge 212. Excludes lease termination income.

Supplemental Information	21	First Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2016	2015	%	2015	2015
Revenues
	Rental revenue, net	$258,395	$243,831	6.0%	$256,649	$255,643
	Escalation & reimbursement revenues	40,711	38,998	4.4%	42,501	44,893
	Other income	2,026	1,513	33.9%	2,914	4,821
	Total Revenues	$301,132	$284,342	5.9%	$302,064	$305,357
Expenses
	Operating expenses	$67,878	$69,757	(2.7)%	$65,210	$69,693
	Ground rent	8,328	8,454	(1.5)%	8,377	8,402
	Real estate taxes	57,237	53,092	7.8%	56,324	57,350
		$133,443	$131,303	1.7%	$129,911	$135,445

	Operating Income	$167,689	$153,039	9.5%	$172,153	$169,912

	Interest expense & amortization of financing costs	$44,519	$41,930	6.2%	$41,790	$41,709
	Depreciation & amortization	79,422	77,192	2.9%	79,219	77,994

	Income before noncontrolling interest	$43,748	$33,917	28.7%	$51,144	$50,209
Plus:	Real estate depreciation & amortization	79,353	77,105	2.9%	79,150	77,925

	FFO Contribution	$123,101	$111,022	10.8%	$130,294	$128,134

Less:	Non–building revenue	384	475	(19.2)%	205	326

Plus:	Interest expense & amortization of financing costs	44,519	41,930	6.2%	41,790	41,709
	Non-real estate depreciation	69	87	0.0%	69	69
	NOI	$167,305	$152,564	9.6%	$171,948	$169,586

Cash Adjustments
Less:	Free rent (net of amortization)	885	2,190	(59.6)%	(855)	1,789
	Straightline revenue & other adjustments	8,285	5,547	49.4%	11,095	7,596
	Rental income - FAS 141	3,741	2,819	32.7%	4,102	5,325
Plus:	Ground lease straight-line adjustment	467	494	(5.5)%	486	494
	Allowance for S/L tenant credit loss	1,665	(920)	(281.0)%	313	229
	Cash NOI	$156,526	$141,582	10.5%	$158,405	$155,599

Operating Margins
	NOI to real estate revenue, net	55.3%	53.9%		56.9%	55.6%
	Cash NOI to real estate revenue, net	51.8%	50.0%		52.4%	51%

	NOI before ground rent/real estate revenue, net	58.1%	56.9%		59.7%	58.3%
	Cash NOI before ground rent/real estate revenue, net	54.4%	52.9%		55.0%	53.6%

Supplemental Information	22	First Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2016	2015	%	2015	2015
Revenues
	Rental revenue, net	$28,565	$26,782	6.7%	$27,282	$27,392
	Escalation & reimbursement revenues	2,166	2,099	3.2%	2,426	2,691
	Other income	226	214	5.6%	204	208
	Total Revenues	$30,957	$29,095	6.4%	$29,912	$30,291
Expenses
	Operating expenses	$4,657	$4,826	(3.5)%	$4,774	$4,851
	Real estate taxes	4,414	4,116	7.2%	4,232	4,335
		$9,071	$8,942	1.4%	$9,006	$9,186

	Operating Income	$21,886	$20,153	8.6%	$20,906	$21,105

	Interest expense & amortization of financing costs	$8,878	$7,328	21.2%	$8,106	$8,054
	Depreciation & amortization	8,888	8,801	1.0%	9,025	8,861

	Income before noncontrolling interest	$4,120	$4,024	2.4%	$3,775	$4,190
Plus:	Real estate depreciation & amortization	8,888	8,800	1.0%	9,025	8,861

	FFO Contribution	$13,008	$12,824	1.4%	$12,800	$13,051

Less:	Non–building revenue	63	59	6.8%	38	42

Plus:	Interest expense & amortization of financing costs	8,878	7,328	21.2%	8,106	8,054
	Non-real estate depreciation	—	1	0.0%	—	—
	NOI	$21,823	$20,094	8.6%	$20,868	$21,063

Cash Adjustments
Less:	Free rent (net of amortization)	703	459	53.2%	412	405
	Straightline revenue adjustment	1,303	983	32.6%	917	929
	Rental income - FAS 141	391	524	(25.4)%	450	454
	Cash NOI	$19,426	$18,128	7.2%	$19,089	$19,275

Operating Margins
	NOI to real estate revenue, net	70.6%	69.2%		69.9%	69.7%
	Cash NOI to real estate revenue, net	62.8%	62.4%		63.9%	63.8%

	NOI before ground rent/real estate revenue, net	70.6%	69.2%		69.9%	69.7%
	Cash NOI before ground rent/real estate revenue, net	62.8%	62.4%		63.9%	63.8%

Supplemental Information	23	First Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2016	2015	%	2015	2015
Revenues
	Rental revenue, net	$286,960	$270,613	6.0%	$283,931	$283,035
	Escalation & reimbursement revenues	42,877	41,097	4.3%	44,927	47,584
	Other income	2,252	1,727	30.4%	3,118	5,029
	Total Revenues	$332,089	$313,437	6.0%	$331,976	$335,648
Expenses
	Operating expenses	$72,535	$74,583	(2.7)%	$69,984	$74,420
	Ground rent	8,328	8,454	(1.5)%	8,377	8,402
	Real estate taxes	61,651	57,208	7.8%	60,556	61,685
		$142,514	$140,245	1.6%	$138,917	$144,507

	Operating Income	$189,575	$173,192	9.5%	$193,059	$191,141

	Interest expense & amortization of financing costs	$53,397	$49,258	8.4%	$49,896	$49,763
	Depreciation & amortization	88,310	85,993	2.7%	88,244	86,855

	Income before noncontrolling interest	$47,868	$37,941	26.2%	$54,919	$54,523
Plus:	Real estate depreciation & amortization	88,241	85,905	2.7%	88,175	86,786

	FFO Contribution	$136,109	$123,846	9.9%	$143,094	$141,309

Less:	Non–building revenue	447	534	(16.3)%	243	368

Plus:	Transaction related costs	(27)	1
	Interest expense & amortization of financing costs	53,397	49,258	8.4%	49,896	49,763
	Non-real estate depreciation	69	88	(21.6)%	69	69
	NOI	$189,101	$172,659	9.5%	$192,816	$190,773

Cash Adjustments
Less:	Free rent (net of amortization)	1,588	2,649	(40.1)%	(443)	2,194
	Straightline revenue adjustment	9,588	6,530	46.8%	12,012	8,525
	Rental income - FAS 141	4,132	3,343	23.6%	4,552	5,779
Plus:	Ground lease straight-line adjustment	467	494	(5.5)%	486	494
	Allowance for S/L tenant credit loss	1,665	(920)	(281.0)%	313	229
	Cash NOI	$175,925	$159,711	10.2%	$177,494	$174,998

Operating Margins
	NOI to real estate revenue, net	56.8%	55.3%		58.1%	56.9%
	Cash NOI to real estate revenue, net	52.8%	51.2%		53.5%	52.2%

	NOI before ground rent/real estate revenue, net	59.3%	58.1%		60.6%	59.4%
	Cash NOI before ground rent/real estate revenue, net	55.2%	53.7%		55.8%	54.6%

Supplemental Information	24	First Quarter 2016

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

		Principal				2016			Principal		As-Of
	Ownership	Outstanding				Principal	Maturity		Due at		Right	Earliest
Fixed rate debt	Interest (%)	3/31/2016		Coupon	(1)	Amortization	Date		Maturity		Extension	Prepayment
Secured fixed rate debt
1-6 Landmark Square	100.0	$79,124		4.00%		$1,626	Dec-16		$77,936		—	Open
FHLB Facility (Various)		205,000	(5)	Various	(5)	—	Various	(5)	205,000	(5)	—	Open
485 Lexington Avenue	100.0	450,000		5.61%		—	Feb-17		450,000		—	Open
762 Madison Avenue (swapped)	90.0	7,828		3.86%		178	Feb-17		7,679		—	Open
388-390 Greenwich Street (swapped)	100.0	1,004,000		3.25%		—	Jun-18	(2)	1,004,000		Jun-21	Open
1 Madison Avenue	100.0	536,848		5.91%		25,010	May-20		404,531		—	Open
100 Church Street	100.0	224,188		4.68%		3,653	Jul-22		197,784		—	Open
919 Third Avenue	51.0	500,000		5.12%		3,566	Jun-23		441,594		—	Open
400 East 57th Street	90.0	67,323		4.13%		1,194	Feb-24		48,588		—	Open
400 East 58th Street	90.0	28,852		4.13%		512	Feb-24		20,823		—	Open
420 Lexington Avenue	100.0	300,000		3.99%		—	Oct-24		272,749		—	Jul-24
1515 Broadway	100.0	900,000		3.93%		11,469	Mar-25		737,436		—	Open
11 Madison Avenue	100.0	1,400,000		3.84%		—	Sep-25		1,400,000		—	Mar-25
		$5,703,163		4.14%		$47,208			$5,268,120
Unsecured fixed rate debt
Convertible notes		$324,282		3.00%		$—	Oct-17		$345,000		—	Open
1745 Broadway	56.9	16,000		4.81%		—	Jun-18		16,000		—	Open
Unsecured notes		249,827		5.00%		—	Aug-18		250,000		—	Open
Term loan (swapped)		30,000		3.70%		—	Jun-19	(3)	30,000		—	Open
Unsecured notes		250,000		7.75%		—	Mar-20		250,000		—	Open
Unsecured notes		200,000		4.50%		—	Dec-22		200,000		—	Open
Unsecured notes		100,000		4.27%		—	Dec-25		100,000		—	Open
Convertible notes		10,008		3.00%		—	Mar-27	(4)	10,008		—	Mar-17
Series J Preferred Units		4,000		3.75%		—	Apr-51		4,000		—	Open
		$1,184,117		4.83%		$—			$1,205,008

Total Fixed Rate Debt/Wtd Avg		$6,887,280		4.26%		$47,208			$6,473,128
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 357 bps)		$185,898		3.58%		$—	Jun-16		$185,898		—	Open
FHLB Facility (Various)		45,750	(5)	Various	(5)	—	Various	(5)	45,750	(5)	—	Open
600 Lexington (LIBOR + 200 bps)	100.0	111,822		2.56%		3,810	Oct-17		106,219		—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 262.5 bps)	100.0	40,000		3.05%		—	Oct-17		40,000		—	Open
719 Seventh Avenue (LIBOR + 305 bps)	75.0	22,892		3.49%		—	Feb-18		22,892		—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	100.0	446,000		2.16%		—	Jun-18		446,000		Jun-21	Open
1080 Amsterdam (LIBOR + 375 bps)	92.5	3,525		4.18%		—	Nov-18		3,525		Jan-00	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000		2.02%		—	Oct-20		275,000		—	Open
		$1,130,887		2.41%		$3,810			$1,125,284
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)		$775,000		1.68%		$—	Mar-19		$775,000		Mar-20	Open
Term loan (LIBOR + 140 bps)		903,000		1.83%		—	Jun-19		903,000		—	Open
Junior subordinated deferrable interest debentures (LIBOR + 1.25 bps)		100,000		1.77%		—	Jul-35		100,000		—	Open
		$1,778,000		1.76%		$—			$1,778,000

Total Floating Rate Debt/Wtd Avg		$2,908,887		2.01%		$3,810			$2,903,284

Total Debt/Wtd Avg - Consolidated		$9,796,167		3.59%		$51,018			$9,376,412

Debt attributable to 388-390 Greenwich Street (Held for Sale)		(1,450,000)		2.92%
885 Third Avenue (6)		267,650		6.26%
Deferred financing costs		(105,543)

Total Debt/Wtd Avg - Consolidated, net		$8,508,274		3.79%

Total Debt/Wtd Avg - Joint Venture		$1,690,200		4.30%

Total Debt including SLG's share of JV Debt/Wtd Avg		$11,486,367		3.69%

Weighted Average Balance & Interest Rate for the quarter, including SLG's share of JV Debt		$14,869,215		3.95%
(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swap matures in June 2016.
(4) Notes can be put to the Company, at the option of the holder, on March 30, 2017.
(5) The FHLB Facility is comprised of four distinct advances each with their own terms.
(6) 885 Third Avenue was sold but did not meet the criteria for sale accounting and remains consolidated.

Supplemental Information	25	First Quarter 2016

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

		Principal Outstanding				2016			Principal	As-Of
		3/31/2016				Principal	Maturity		Due at	Right	Earliest
	Ownership	Gross Principal	SLG Share	Coupon	(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt	Interest (%)
280 Park Avenue	50.0	691,048	345,524	6.57%		1,583	Jun-16		344,899	—	Open
1745 Broadway	56.9	340,000	193,358	5.68%		—	Jan-17		193,358	—	Open
Jericho Plaza	11.7	75,000	8,753	4.58%		—	May-17		58,335	—	Open
800 Third Avenue (swapped)	60.5	177,000	107,120	2.80%		—	Aug-17		107,120	—	Open
521 Fifth Avenue (swapped)	50.5	170,000	85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
717 Fifth Avenue (mezzanine)	10.9	328,704	35,881	9.00%		—	Jul-24		50,965	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Open
Stonehenge Portfolio	Various	421,351 (2)	23,538	4.20%		454	Various	(2)	23,182	—	Open
Total Fixed Rate Debt/Wtd Avg		$2,865,103	$1,007,796	5.19%	(3)	$2,037			$1,071,481

Floating rate debt
1552 Broadway (LIBOR + 413 bps)	50.0	$190,410	$95,205	4.58%		$—	Apr-16	(4)	$95,205	—	Open
Mezzanine Debt (LIBOR + 90 bps)	50.0	30,000	15,000	1.32%		—	Jun-16		15,000	—	Open
650 Fifth Avenue (LIBOR + 350 bps)	50.0	65,000	32,500	3.92%		—	Oct-16		32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	4.50%		—	Dec-16		38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	55.0	125,000	68,750	2.92%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	50.0	275,000	137,500	2.84%		—	Apr-17		137,500	—	Open
33 Beekman (LIBOR + 275 bps)	45.9	73,457	33,717	3.17%		408	Aug-17		35,789	—	Open
55 West 46th Street (LIBOR + 230 bps)	25.0	151,536	37,884	2.72%		—	Oct-17		37,884	—	Open
Stonehenge Portfolio (Prime)	9.8	10,500	1,032	3.50%		19	Dec-17		997	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	1.92%		—	Nov-19		7,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	1.97%		—	Aug-20		28,200	—	Aug-16
11 West 34th Street (LIBOR+145 bps)	30.0	23,000	6,900	1.88%		—	Jan-21		6,900	—	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.18%		—	Feb-21		175,859	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,785	576	3.00%		26	Jun-33		4	—	Open
Total Floating Rate Debt/Wtd Avg		$1,501,688	$682,404	2.98%	(3)	$453			$680,088

Total Joint Venture Debt/Wtd Avg		$4,366,791	$1,690,200	4.30%	(3)	$2,490			$1,751,569

	Deferred financing cost	(47,135)	(18,198)

Total Joint Venture Debt/Wtd Avg, net		4,319,656	1,672,002	4.34%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Amount is comprised of $13.3 million, $55.5 million, $35.0 million, $7.3 million, $141.5 million, and $178.0 million in fixed-rate mortgages that mature in July 2016, June 2017, November 2017, February 2018, August 2019, and June 2024, respectively.

(3) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.
(4) The loan was modified in April 2016 including extension of the maturity date to April 2017.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$6,887,278
Total Debt / Total Assets	54.0%	Less than 60%					SLG Share of JV		1,007,796
Fixed Charge Coverage	2.39x	Greater than 1.5x					Total Fixed Rate Debt		$7,895,074	68.7%

						Floating Rate Debt
							Consolidated		$2,908,887
Unsecured Notes Covenants							SLG Share of JV		682,404
	Actual	Required							3,591,291
Total Debt / Total Assets	35.7%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,110,675)
Secured Debt / Total Assets	18.9%	Less than 40%				Total Floating Rate Debt			$2,480,616	21.6%
Debt Service Coverage	4.94x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	471.8%	Greater than 150%					Total Debt		$11,486,365

Supplemental Information	26	First Quarter 2016

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal			2016			Principal	As-Of
	Ownership		Outstanding			Principal	Maturity		Due at	Right	Earliest
	Interest (%)		3/31/2016	Coupon	(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%		$3,566	Jun-23		$441,594	—	Open
			$500,000	5.12%		$3,566			$441,594

Unsecured fixed rate debt
Unsecured notes			$249,827	5.00%		$—	Aug-18		$250,000	—	Open
Term loan (swapped)			30,000	3.70%		—	Jun-19	(2)	30,000	—	Open
Unsecured notes			250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%		—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%		—	Dec-25		100,000
			$829,827	5.57%		$—			$830,000

	Total Fixed Rate Debt/Wtd Avg		$1,329,827	5.40%		$3,566			$1,271,594

Floating rate debt

Secured floating rate debt
Debt & preferred equity facility (LIBOR + 315 bps)			$185,898	3.58%		$—	Jun-16		$185,898	—	Open
			$185,898	3.58%		$—			$185,898

Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)			$775,000	1.68%		$—	Mar-19		$775,000	Mar-20	Open
Term loan (LIBOR + 140 bps)			903,000	1.83%		—	Jun-19		903,000	—	Open
			$1,678,000	1.76%		$—			$1,678,000

	Total Floating Rate Debt/Wtd Avg		$1,863,898	1.94%		$—			$1,863,898

	Total Debt/Wtd Avg - Consolidated		$3,193,725	3.38%		$3,566			$3,135,492

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swap matures in June 2016.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		40.5%	Less than 60%
Fixed Charge Coverage		4.62x	Greater than 1.5x
Secured Debt / Total Assets		7.7%	Less than 40%
Unsecured Debt / Unencumbered Assets		48.0%	Less than 60%

Supplemental Information	27	First Quarter 2016

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2016 Scheduled	2017 Scheduled	2018 Scheduled	2019 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	557	2027	(3)
711 Third Avenue	5,354	5,500	5,500	5,500	1,087	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	122	209	209	226	—	2111
30 East 40th Street	204	204	204	204	366	2114
Total	$30,816	$31,049	$31,049	$31,066	$2,010

Capitalized Leases
1080 Amsterdam Avenue	$170	$291	$291	$315	$21,303	2111
30 East 40th Street	2,096	2,096	2,096	2,096	20,251	2114
Total	$2,266	$2,387	$2,387	$2,411	$41,554

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue	$1,167	$1,167	$1,183	$1,284	$—	2062

Capitalized Leases
650 Fifth Avenue	$6,086	$6,086	$6,169	$6,695	$91,941	2062

(1) Per the balance sheet at March 31, 2016.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	28	First Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Current
	Book Value(1)		Value During Quarter	Yield During Quarter	Yield(2)

3/31/2015	$1,548,739		$1,503,047	10.37%	10.26%

Debt originations/accretion(3)	215,869
Preferred Equity originations/accretion(3)	3,456
Redemptions/Sales/Syndications/Amortization	(82,830)
6/30/2015	$1,685,234		$1,694,194	10.18%	10.15%

Debt originations/accretion(3)	78,631
Preferred Equity originations/accretion(3)	54
Redemptions/Sales/Syndications/Amortization	(262,300)
9/30/2015	$1,501,619		$1,599,153	10.10%	10.25%

Debt originations/accretion(3)	316,508
Preferred Equity originations/accretion(3)	27
Redemptions/Sales/Syndications/Amortization	(148,134)
12/31/2015	$1,670,020		$1,553,949	10.29%	10.17%

Debt originations/accretion(3)	128,193
Preferred Equity originations/accretion(3)	604
Redemptions/Sales/Syndications/Amortization	(420,201)
3/31/2016	$1,378,616	(4)	$1,652,321	10.35%	10.39%

(1) Net of unamortized fees, discounts, and premiums.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.
(3) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(4) Excludes debt and preferred equity investments totaling $310.6 million that are included in other balance sheet line items.

Supplemental Information	29	First Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

				Weighted Average	Weighted Average	Current
Type of Investment	Book Value	(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield (3)

New York City

Senior Mortgage Debt	$247,568		$—	$484	6.92%	7.03%

Junior Mortgage Participation	57,427		1,204,000	$3,654	9.76%	10.24%

Mezzanine Debt	1,030,840		3,991,161	$1,452	11.37%	11.31%

Preferred Equity	42,781		131,452	$405	7.98%	7.79%

Balance as of 3/31/16	$1,378,616		$5,326,613	$1,337	10.35%	10.39%

(1) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $310.6 million that are included in other balance sheet line items.
(2) Approximately 67.2% of our investments are indexed to LIBOR.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.
(4) The weighted average maturity of the outstanding balance is 1.53 years. Approximately 64.5% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	30	First Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	3/31/2016	Type	Location	Financing	Last $ PSF(3)	Yield(2)

Jr. Mortgage Participation and Mezzanine	$185,266	Office	New York City	$1,109,000	$1,176	9.71%

Mortgage and Mezzanine	133,395	Commercial/Multi-Family Rental Land	New York City	—	$264	9.68%

Mortgage and Mezzanine	100,837	Retail/Multi-Family Rental	New York City	—	$682	11.21%

Mezzanine Loan	99,662	Multi-Family Rental	New York City	360,000	$843	8.37%

Mezzanine Loan	74,311	Office	New York City	745,215	$1,048	20.67%

Mezzanine Loan	72,174	Office/Retail	New York City	165,000	$1,989	9.87%

Mezzanine Loan	53,953	Office	New York City	156,383	$530	9.00%

Mezzanine Loan	52,336	Office	New York City	217,202	$47	11.78%

Mezzanine Loan	51,217	Office	New York City	136,384	$451	10.10%

Mezzanine Loan	49,715	Multi-Family Rental	New York City	539,000	$512	16.07%

Total	$872,866			$3,428,184		11.14%

(1) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $310.6 million which are included in other balance sheet line items.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.
(3) Reflects the last dollar of exposure to the Company's most junior position.

Supplemental Information	31	First Quarter 2016

SELECTED PROPERTY DATA Manhattan Operating Properties

		Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-16		Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street		100.0	Downtown	Fee Interest	1	1,047,500	3.5	99.0		99.0	99.0	99.0	99.0	$39,574,176	3.2	2.7	18
110 East 42nd Street		100.0	Grand Central	Fee Interest	1	215,400	0.7	97.8		98.5	98.5	99.9	99.4	10,670,921	0.9	0.7	22
125 Park Avenue		100.0	Grand Central	Fee Interest	1	604,245	2.0	98.7		97.8	88.0	87.1	88.7	39,506,582	3.2	2.7	24
220 East 42nd Street		100.0	Grand Central	Fee Interest	1	1,135,000	3.8	90.8		90.9	91.6	91.6	92.4	48,416,543	3.9	3.3	32
304 Park Avenue South		100.0	Midtown South	Fee Interest	1	215,000	0.7	83.8		75.7	90.9	90.3	91.9	11,697,873	0.9	0.8	12
420 Lexington Ave (Graybar)		100.0	Grand Central North	Leasehold Interest	1	1,188,000	3.9	97.1		98.4	97.0	99.3	97.1	77,957,069	6.3	5.3	208
461 Fifth Avenue	(1)	100.0	Midtown	Leasehold Interest	1	200,000	0.7	99.9		99.9	99.9	96.8	95.5	18,270,112	1.5	1.2	12
485 Lexington Avenue		100.0	Grand Central North	Fee Interest	1	921,000	3.1	98.1		100.0	100.0	100.0	100.0	58,405,026	4.7	4.0	23
555 West 57th Street		100.0	Midtown West	Fee Interest	1	941,000	3.1	99.7		99.9	99.9	99.9	99.9	39,467,661	3.2	2.7	8
609 Fifth Avenue		100.0	Rockefeller Center	Fee Interest	1	160,000	0.5	76.1		76.1	75.6	81.3	81.3	14,707,634	1.2	1.0	13
625 Madison Avenue		100.0	Plaza District	Leasehold Interest	1	563,000	1.9	97.2		97.2	97.1	97.1	96.6	57,315,678	4.6	3.9	23
635 Sixth Avenue		100.0	Midtown South	Fee Interest	1	104,000	0.3	100.0		100.0	100.0	100.0	72.5	8,617,385	0.7	0.6	2
641 Sixth Avenue		100.0	Midtown South	Fee Interest	1	163,000	0.5	100.0		100.0	100.0	100.0	92.1	12,187,941	1.0	0.8	7
711 Third Avenue	(2)	100.0	Grand Central North	Leasehold Interest	1	524,000	2.1	66.4		65.8	84.1	83.5	84.1	21,744,046	1.8	1.5	15
750 Third Avenue		100.0	Grand Central North	Fee Interest	1	780,000	2.6	96.0		97.5	97.5	97.3	97.3	46,245,346	3.7	3.2	32
810 Seventh Avenue		100.0	Times Square	Fee Interest	1	692,000	2.3	92.4		93.0	92.6	84.8	85.6	43,236,451	3.5	2.9	46
919 Third Avenue		51.0	Grand Central North	Fee Interest	1	1,454,000	4.8	100.0		100.0	100.0	100.0	90.3	95,302,905		3.3	11
1185 Avenue of the Americas		100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.5	99.0		99.0	99.0	99.9	99.9	90,023,429	7.3	6.1	18
1350 Avenue of the Americas		100.0	Rockefeller Center	Fee Interest	1	562,000	1.9	99.6		99.6	99.4	98.5	96.9	42,451,526	3.4	2.9	35
1515 Broadway		100.0	Times Square	Fee Interest	1	1,750,000	5.8	98.4		98.4	100.0	100.0	99.7	123,497,661	10.0	8.4	12
1 Madison Avenue		100.0	Park Avenue South	Fee Interest	1	1,176,900	3.9	100.0		100.0	100.0	100.0	100.0	68,378,145	5.5	4.7	2

Subtotal / Weighted Average					21	15,458,045	51.3%	96.3%		96.5%	97.0%	96.8%	95.6%	$967,674,110	70.6%	62.8%	575

"Non Same Store"
11 Madison Avenue		100.0	Park Avenue South	Fee Interest	1	2,314,000	8.0	98.0		73.0	71.6	N/A	N/A	$132,304,161	10.7	9.0	10
30 East 40th Street		60.0	Grand Central South	Leasehold Interest	1	69,446	0.0	99.2		100.0	100.0	N/A	N/A	4,548,732		0.2	63
110 Greene Street		90.0	Soho	Fee Interest	1	223,600	1.0	80.3		78.1	84.0	N/A	N/A	10,492,252		0.6	63
388 & 390 Greenwich Street		100.0	Downtown	Fee Interest	2	2,635,000	9.0	100.0		100.0	100.0	100.0	100.0	112,936,936	9.1	7.7	1
600 Lexington Avenue		100.0	East Side	Fee interest	1	303,515	1.0	95.3		95.5	91.1	89.6	89.2	22,024,881	1.8	1.5	34

Subtotal / Weighted Average					6	5,545,561	18.7%	98.1%		87.6%	87.0%	98.9%	98.9%	$282,306,962	21.6%	19.1%	171

Total / Weighted Average Consolidated Properties					27	21,003,606	70.0%	96.8%		94.1%	94.4%	97.2%	96.1%	$1,249,981,072	92.2%	81.9%	746

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle		48.9	Columbus Circle	Fee Interest	1	530,981	1.8	95.5		86.8	86.8	83.4	80.2	$46,786,020		1.6	36
100 Park Avenue		50.0	Grand Central South	Fee Interest	1	834,000	2.8	96.6		95.5	96.6	96.6	96.3	61,754,906		2.1	39
521 Fifth Avenue		50.5	Grand Central	Fee Interest	1	460,000	1.5	87.3		91.9	91.9	97.6	99.0	26,241,898		0.9	41
800 Third Avenue		60.5	Grand Central North	Fee Interest	1	526,000	1.7	95.6		96.1	97.2	98.4	97.5	33,461,508		1.4	43
1745 Broadway		56.88	Midtown	Fee Interest	1	674,000	2.2	100.0		100.0	100.0	100.0	100.0	41,529,618		1.6	1

Subtotal / Weighted Average					5	3,024,981	10.0%	95.6%		94.5%	94.7%	95.0%	94.4%	$209,773,950		7.6%	160

"Non Same Store"
280 Park Avenue		50.0	Park Avenue	Fee Interest	1	1,219,158	4.0	81.0		80.7	72.9	69.3	65.2	$100,193,184		3.4	30

Subtotal / Weighted Average					1	1,219,158	4.0%	81.0%		80.7%	72.9%	69.3%	65.2%	$100,193,184		3.4%	30

Total / Weighted Average Unconsolidated Properties					6	4,244,139	14.0%	91.4%		90.6%	88.7%	88.0%	86.4%	$309,967,134		11.0%	190

Manhattan Operating Properties Grand Total / Weighted Average					33	25,247,745	84.0%	95.9%		93.5%	93.4%	95.5%	94.3%	$1,559,948,205			936
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent														$1,361,380,603		92.8%
Manhattan Operating Properties Same Store Occupancy %						18,483,026	73.2%	96.2%	(3)	96.2%	96.7%	96.6%	95.5%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Manhattan same-store occupancy, inclusive of 259,419 square feet of leases signed but not yet commenced, is 97.4% as of March 31, 2016, as compared to 96.1% at March 31, 2015 and 97.2% at December 31, 2015.

Supplemental Information	32	First Quarter 2016

SELECTED FINANCIAL DATA Suburban Operating Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-16		Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.0	74.8		74.8	74.8	74.8	74.8	$1,836,636	0.1	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.0	59.2		59.2	30.3	30.3	30.3	1,375,304	0.1	0.1	3
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.0	52.2		5.8	21.7	21.7	21.7	1,039,659	0.1	0.1	1
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.0	85.8		85.8	85.8	85.8	85.8	2,137,128	0.2	0.1	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.0	87.7		87.7	87.7	93.1	93.1	1,954,952	0.2	0.1	8
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.0	56.7		56.7	56.7	56.7	56.7	1,502,549	0.1	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	1.0	98.3		98.3	99.0	99.0	76.2	4,385,393	0.4	0.3	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1.0	78.7		77.2	75.1	75.6	75.6	2,967,005	0.2	0.2	11
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1.0	52.2		47.1	72.9	72.9	72.9	3,423,462	0.3	0.2	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	1.0	94.5		82.7	81.2	81.1	81.1	5,662,417	0.5	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	1.0	97.8		97.8	97.8	96.6	96.6	5,326,285	0.4	0.4	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.0	98.4		94.7	94.0	92.3	92.3	13,879,734	1.1	0.9	21
"Same Store" Westchester, New York Subtotal/Weighted Average				12	2,005,000	8.0%	82.5%		77.5%	79.7%	79.5%	77.5%	$45,490,523	3.7%	3.1%	97

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.0	92.5		94.6	98.3	95.9	94.3	$9,272,690	0.8	0.6	67
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.0	73.9		76.5	76.5	76.5	85.4	732,787	0.1	0.0	6
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.0	73.0		69.1	59.0	59.0	48.4	3,138,298	0.3	0.2	19
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.0	92.4		86.5	86.5	87.6	87.6	3,223,232	0.3	0.2	13
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.0	99.0		99.0	99.3	99.3	99.0	999,119	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	1.0	91.9		86.0	86.0	86.0	91.9	3,947,820	0.3	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.0	100.0		100.0	100.0	100.0	76.9	728,423	0.1	0.0	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0.0	87.0		88.9	88.9	88.9	80.9	5,122,638		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	1.0	97.9		99.1	97.8	97.8	97.8	8,038,217		0.3	10
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1.0	75.6		74.7	80.4	88.0	89.2	5,072,742	0.4	0.3	22
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.0	76.9		75.3	73.8	75.6	77.1	3,605,458	0.3	0.2	22
500 West Putnam Avenue	100.0	Greenwich, Connecticut	Fee Interest	1	121,500	0.0	53.8		53.8	53.8	53.8	53.8	3,109,987	0.3	0.2	10
"Same Store" Connecticut Subtotal/Weighted Average				12	1,634,700	4.0%	84.8%		84.1%	84.3%	84.9%	83.7%	$46,991,412	2.7%	2.8%	197
															3
"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	66.2		66.2	66.2	66.2	66.2	$4,310,434	0.3	0.3	6
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	66.2%		66.2%	66.2%	66.2%	66.2%	$4,310,434	0.3%	0.3%	6

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.0	96.4		95.5	94.6	95.6	94.7	$12,684,682	1.0	0.9	70
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.0%	96.4%		95.5%	94.6%	95.6%	94.7%	$12,684,682	1.0%	0.9%	70

Total / Weighted Average Consolidated Properties				26	4,235,300	14.0%	83.4%		80.6%	81.7%	81.9%	80.4%	$109,477,051	7.8%	7.0%	370

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.67	Jericho, New York	Fee Interest	2	640,000	2.0	71.0		66.9	66.8	70.0	69.8	$15,843,132		0.1	33
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.0%	71.0%		66.9%	66.8%	70.0%	69.8%	$15,843,132		0.1%	33

Total / Weighted Average Unconsolidated Properties				2	640,000	2.0%	71.0%		68.9%	68.9%	71.8%	70.5%	$15,843,132		0.1%	33

Suburban Operating Properties Grand Total / Weighted Average				28	4,875,300	16.0%	81.7%		78.8%	79.8%	80.4%	79.0%	$125,320,183			403
Suburban Operating Properties Grand Total - SLG share of Annualized Rent													$104,877,125		7.2%
Suburban Operating Properties Same Store Occupancy %					4,235,300	87.0%	83.4%	(1)	80.6%	81.7%	81.9%	80.4%

(1) Suburban same-store occupancy, inclusive of 28,090 square feet of leases signed but not yet commenced, is 84.0% as of March 31, 2016, as compared to 82.6% at March 31, 2015 and 82.5% at December 31, 2015.

Supplemental Information	33	First Quarter 2016

SELECTED PROPERTY DATA Retail & Residential Properties

		Ownership			# of	Useable	% of Total		Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet		Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

"Same Store" Retail
11 West 34th Street		30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0		100.0	100.0	100.0	100.0	100.0	$2,586,670	1.1	$15,482,404	1
19-21 East 65th Street	(1)	90.0	Plaza District	Leasehold Interest	2	23,610	3.0		77.5	60.5	66.0	66.0	66.0	1,175,561	1.5	7,548,256	16
21 East 66th Street		32.28	Plaza District	Fee Interest	1	13,069	2.0		100.0	100.0	100.0	100.0	100.0	3,628,240	1.7	81,646,928	1
121 Greene Street		50.0	Soho	Fee Interest	1	7,131	1.0		100.0	100.0	100.0	100.0	100.0	1,369,639	1.0	28,255,044	2
315 West 33rd Street - The Olivia		100.0	Penn Station	Fee Interest	1	270,132	33.0		100.0	100.0	100.0	100.0	100.0	14,907,424	21.1	215,336,020	10
717 Fifth Avenue		10.92	Midtown/Plaza District	Fee Interest	1	119,550	15.0		85.0	85.0	85.0	89.4	89.4	39,959,006	6.2	279,917,006	6
724 Fifth Avenue		50.0	Plaza District	Fee Interest	1	65,010	8.0		83.1	83.1	83.1	83.1	74.8	22,311,553	15.8	226,653,828	8
752-760 Madison Avenue		100.0	Plaza District	Fee Interest	1	21,124	3.0		100.0	100.0	100.0	100.0	100.0	12,954,824	18.4	295,426,572	1
762 Madison Avenue	(1)	90.0	Plaza District	Fee Interest	1	6,109	1.0		100.0	100.0	100.0	100.0	100.0	1,787,108	2.3	16,704,723	5
Williamsburg Terrace		100.0	Brooklyn, New York	Fee Interest	1	52,000	6.0		100.0	100.0	100.0	100.0	100.0	1,786,480	2.5	16,357,696	3
Subtotal/Weighted Average					11	594,885	73.0%		94.3%	93.6%	93.8%	94.7%	93.8%	$102,466,504	71.6%	$1,183,328,477	53

"Non Same Store" Retail
5-7 Dey Street		100.0	Lower Manhattan	Fee Interest	1	70,000	9.0		69.6	75.4	90.0	N/A	N/A	$1,746,868	2.5	$49,698,413	29
183 Broadway		100.0	Lower Manhattan	Fee Interest	1	9,100	1.0		58.3	N/A	N/A	N/A	N/A	447,420	0.6	29,600,000	3
187 Broadway		100.0	Lower Manhattan	Fee Interest	1	3,600	0.0		100.0	100.0	100.0	N/A	N/A	625,900	0.9	13,447,452	1
102 Greene Street		100.0	Soho	Fee Interest	1	9,200	1.0		—	54.3	54.3	54.3	77.2	—	—	34,290,636	0
115 Spring Street		100.0	Soho	Fee Interest	1	5,218	1.0		100.0	100.0	100.0	100.0	100.0	2,800,000	4.0	53,380,475	1
131-137 Spring Street		20.0	Soho	Fee Interest	2	68,342	8.0		93.9	93.9	100.0	100.0	92.0	11,520,129	3.3	277,736,039	9
1552-1560 Broadway		50.0	Times Square	Fee Interest	2	57,718	7.0		67.5	67.5	67.5	67.5	67.5	24,252,528	17.2	254,778,148	2
Subtotal/Weighted Average					9	223,178	27.0%		74.4%	79.3%	86.0%	83.7%	81.2%	$41,392,845	28.4%	$712,931,163	45

Total / Weighted Average Retail Properties					20	818,063	100.0%		88.8%	89.8%	91.7%	92.6%	91.4%	$143,859,348	100.0%	$1,896,259,640	98

Residential Properties
		Ownership			# of	Useable	Total Units		Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Residential		Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Rent Per Unit ($'s)	Cash Rent ($'s)	Book Value

"Same Store" Residential
315 West 33rd Street - The Olivia		100.0	Penn Station	Fee Interest		222,855	333		95.2	89.5	91.0	96.4	96.1	$4,005	$15,186,456	$177,649,107
400 East 57th Street	(1)	90.0	Upper East Side	Fee Interest	1	290,482	261		92.7	92.3	94.6	93.9	98.9	3,302	11,041,922	124,717,036
400 East 58th Street	(1)	90.0	Upper East Side	Fee Interest	1	140,000	125		92.8	95.2	95.2	94.4	97.6	3,215	4,974,299	54,783,761
1080 Amsterdam	(1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96		96.9	96.9	96.9	96.9	96.9	3,840	4,537,800	46,528,770
Subtotal/Weighted Average					3	735,587	815		94.2%	92.1%	93.5%	95.3%	97.3%	$3,862	$35,740,477	$403,678,674

"Non Same Store" Residential
Upper East Side Residential		95.1	Upper East Side	Fee Interest	1	27,000	28		42.9	85.7	85.7	96.4	N/A	$1,366	$638,678	$50,073,674
33 Beekman Street		45.9	Downtown	Fee Interest	1	163,500	772	(2)	100.0	100.0	100.0	N/A	N/A	N/A	7,903,131	100,900,241
Stonehenge Portfolio		Various		Fee Interest	16	2,029,924	2,195		94.8	94.3	94.6	96.9	96.5	3,667	101,888,703	982,723,034
Subtotal/Weighted Average					18	2,220,424	2,995		95.7%	95.7%	95.9%	96.9%	96.5%	$3,864	$110,430,512	$1,133,696,949

Total / Weighted Average Residential Properties					21	2,956,011	3,810		95.4%	94.9%	95.4%	96.5%	96.7%	$3,864	$146,170,989	$1,537,375,623

(1) Stonehenge Portfolio Property.
(2) Property occupied by Pace University and used as dormitory space. 772 represents number of beds.

Supplemental Information	34	First Quarter 2016

SELECTED PROPERTY DATA Development / Redevelopment & Land Properties

		Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties		Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
One Vanderbilt		100.0	Grand Central	Fee Interest	1	—	0.0	—	—	—	N/A	N/A	$—	—	$245,366,893	—
10 East 53rd Street		55.0	Plaza District	Fee Interest	1	354,300	46.0	45.9	41.6	43.9	31.1	29.1	13,805,156	72.3	330,491,091	16
562 Fifth Avenue		100.0	Plaza District	Fee Interest	1	42,635	5.0	100.0	100.0	100.0	100.0	100.0	2,100,000	20.0	68,753,742	1
650 Fifth Avenue		50.0	Plaza District	Leasehold Interest	1	32,324	4.0	10.5	10.5	10.5	10.5	10.5	1,341,662	6.4	288,984,904	3
719 Seventh Avenue		75.0	Times Square	Fee Interest	1	—	0.0	—	—	—	—	—	—	—	49,676,074	—
175-225 Third Street		95.0	Brooklyn, New York	Fee Interest	1	—	0.0	—	—	—	—	—	—	—	77,325,038	—
55 West 46th Street		25.0	Midtown	Fee Interest	1	347,000	45.0	8.1	—	—	—	—	209,854	0.5	315,936,056	1
1640 Flatbush Avenue		100.0	Brooklyn, New York	Fee Interest	1	1,000	0.0	100.0	100.0	100.0	100.0	100.0	85,152	0.8	6,654,208	1
Total / Weighted Average Development / Redevelopment Properties					8	777,259	100.0%	30.6%	25.0%	26.1%	20.2%	19.3%	$17,541,825	100.0%	$1,383,188,005	22

Land
635 Madison Avenue	(1)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,677,574	100.0	$153,745,356
Total / Weighted Average Land					1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,677,574	100.0%	$153,745,356

(1) Subject to a long-term, third party net operating lease.

Supplemental Information	35	First Quarter 2016

SELECTED PROPERTY DATA Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	100%	SLG	Tenants
HIGH STREET RETAIL - Consolidated Properties
5-7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	70,000	3.0	69.6	75.4	90.0	N/A	N/A	$1,746,868	1.0	1.0	29
19-21 East 65th Street	90.0	Plaza District	Leasehold Interest	2	23,610	1.0	77.5	60.5	66.0	66.0	66.0	1,175,561	0.0	1.0	16
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0.0	—	54.3	54.3	54.3	77.2	—	0.0	0.0	0
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.0	100.0	100.0	100.0	100.0	100.0	2,800,000	1.0	1.0	1
183 Broadway	100.0	Lower Manhattan	Fee Interest	1	9,100	0.0	58.3	N/A	N/A	N/A	N/A	447,420	0.0	0.0	3
187 Broadway	100.0	Lower Manhattan	Fee Interest	1	3,600	0.0	100.0	100.0	100.0	N/A	N/A	625,900	0.0	0.0	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	11.0	100.0	100.0	100.0	100.0	100.0	12,082,749	4.0	6.0	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	0.0	—	—	—	—	—	—	0.0	0.0	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.0	100.0	100.0	100.0	100.0	100.0	12,954,824	4.0	6.0	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.0	100.0	100.0	100.0	100.0	100.0	1,787,108	1.0	1.0	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3.0	100.0	100.0	100.0	100.0	100.0	1,786,480	1.0	1.0	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.0	100.0	100.0	100.0	100.0	100.0	85,152	0.0	0.0	1

Subtotal / Weighted Average				13	418,480	20.0%	90.5%	92.5%	95.3%	96.4%	97.0%	$35,492,062	12.0%	17.0%	69

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.0	100.0	100.0	100.0	100.0	100.0	$2,586,670	1.0	0.0	1
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	1.0	100.0	100.0	100.0	100.0	100.0	3,628,240	1.0	1.0	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.0	100.0	100.0	100.0	100.0	100.0	1,369,639	0.0	0.0	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.0	93.9	93.9	100.0	100.0	92.0	11,520,129	4.0	1.0	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	2.0	10.5	10.5	10.5	10.5	10.5	1,341,662	0.0	0.0	3
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	6.0	85.0	85.0	85.0	89.4	89.4	39,959,006	13.0	2.0	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.0	83.1	83.1	83.1	83.1	74.8	22,311,553	7.0	5.0	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.0	67.5	67.5	67.5	67.5	67.5	24,252,528	8.0	6.0	2

Subtotal / Weighted Average				10	380,294	0.2	78.8%	78.8%	79.9%	81.3%	78.4%	$106,969,426	35.0%	16.0%	32

Total / Weighted Average Prime Retail				23	798,774	0.4	84.9%	85.9%	87.9%	88.3%	87.1%	$142,461,488	47.0%	34.0%	101

OTHER RETAIL - Consolidated Properties
11 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	38,800	2.0	97.7	90.2	90.2	N/A	N/A	$2,933,434	1.0	1.0	5
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2.0	100.0	100.0	100.0	100.0	100.0	2,745,855	1.0	1.0	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	1.0	100.0	100.0	100.0	N/A	N/A	2,863,663	1.0	1.0	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.0	100.0	68.4	64.3	43.9	43.9	4,662,481	2.0	2.0	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	49,970	2.0	84.3	96.5	96.5	96.5	96.5	3,126,894	1.0	2.0	5
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.0	88.0	88.0	88.0	88.0	N/A	442,014	0.0	0.0	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.0	87.0	87.0	87.0	100.0	100.0	2,688,301	1.0	1.0	5
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	13,772	1.0	55.4	55.4	55.4	55.4	100.0	1,532,926	1.0	1.0	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.0	100.0	100.0	100.0	100.0	100.0	537,406	0.0	0.0	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2.0	100.0	100.0	100.0	100.0	100.0	4,202,736	1.0	2.0	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1.0	100.0	100.0	100.0	100.0	88.6	2,061,360	1.0	1.0	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2.0	62.1	100.0	100.0	100.0	100.0	3,226,203	1.0	2.0	4
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.0	100.0	100.0	100.0	100.0	100.0	1,742,869	1.0	1.0	2
600 Lexington Avenue	100.0	East Side	Fee Interest	1	4,264	0.0	100.0	100.0	100.0	100.0	100.0	813,927	0.0	0.0	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.0	100.0	100.0	100.0	100.0	100.0	9,208,519	3.0	5.0	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4.0	90.6	89.3	89.3	89.3	85.1	21,311,469	7.0	10.0	16
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.0	100.0	100.0	100.0	100.0	—	3,094,589	1.0	2.0	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.0	100.0	100.0	100.0	100.0	100.0	3,358,063	1.0	2.0	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.0	100.0	100.0	100.0	100.0	100.0	2,829,081	1.0	1.0	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.0	100.0	100.0	100.0	100.0	100.0	2,615,192	1.0	1.0	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	1.0	100.0	100.0	100.0	100.0	100.0	3,772,009	1.0	2.0	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	2.0	100.0	100.0	100.0	98.9	98.9	3,488,646	1.0	1.0	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.0	100.0	100.0	100.0	100.0	100.0	252,000	0.0	0.0	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.0	100.0	100.0	100.0	100.0	100.0	6,289,484	2.0	3.0	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.0	100.0	100.0	100.0	100.0	100.0	2,291,568	1.0	1.0	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9.0	100.0	100.0	100.0	100.0	97.0	27,540,708	9.0	14.0	7

Subtotal / Weighted Average				26	918,987	45.0%	95.3%	96.3%	96.2%	96.0%	92.8%	$119,631,395	39.0%	58.0%	124

Supplemental Information	36	First Quarter 2016

SELECTED PROPERTY DATA - Cont. Retail Properties

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	4.0	100.0	87.2	87.2	87.2	87.2	$18,991,279	6.0	5.0	6
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	2.0	100.0	100.0	81.7	81.7	81.7	3,263,920	1.0	1.0	3
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.0	100.0	100.0	100.0	N/A	N/A	403,216	0.0	0.0	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191	0.0	100.0	—	—	—	—	209,854	0.0	0.0	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2.0	100.0	100.0	100.0	100.0	100.0	3,290,724	1.0	1.0	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	1.0	18.9	18.9	18.9	18.9	18.9	786,093	0.0	0.0	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	3.0	100.0	100.0	100.0	100.0	100.0	4,943,809	2.0	1.0	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.0	100.0	100.0	100.0	100.0	100.0	1,915,648	1.0	1.0	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4.0	80.3	80.3	82.5	79.0	78.5	8,918,241	3.0	0.0	32

Subtotal / Weighted Average				18	330,765	16.0%	90.1%	86.9%	85.3%	84.1%	84.0%	$42,722,784	14.0%	8.0%	63

Total / Weighted Average Other Retail				44	1,249,752	61.0%	94.0%	93.8%	93.3%	92.7%	90.4%	$162,354,180	53.0%	66.0%	187

Retail Grand Total / Weighted Average				67	2,048,526	100.0%	90.4%	90.8%	91.2%	91.1%	89.1%	$304,815,668	100.0%		288
Retail Grand Total - SLG share of Annualized Rent												$203,064,470		100.0%

Supplemental Information	37	First Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties

		Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties		Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15		100%	SLG%	Tenants
Manhattan Operating Properties
"Same Store"
110 East 42nd Street		100.0	Grand Central	Fee Interest	215,400	2.0	97.8	98.5	98.5	99.9	99.4	$10,670,921	2.0	1.8	22
125 Park Avenue		100.0	Grand Central	Fee Interest	604,245	5.0	98.7	97.8	88.0	87.1	88.7	39,506,582	7.5	6.7	24
304 Park Avenue South		100.0	Midtown South	Fee Interest	215,000	2.0	83.8	75.7	90.9	90.3	91.9	11,697,873	2.2	2.0	12
461 Fifth Avenue	(1)	100.0	Midtown	Leasehold Interest	200,000	2.0	99.9	99.9	99.9	96.8	95.5	18,270,112	3.5	3.1	12
555 West 57th Street		100.0	Midtown West	Fee Interest	941,000	8.0	99.7	99.9	99.9	99.9	99.9	39,467,661	7.5	6.7	8
609 Fifth Avenue		100.0	Rockefeller Center	Fee Interest	160,000	1.0	76.1	76.1	75.6	81.3	81.3	14,707,634	2.8	2.5	13
625 Madison Avenue		100.0	Plaza District	Leasehold Interest	563,000	5.0	97.2	97.2	97.1	97.1	96.6	57,315,678	10.9	9.7	23
635 Sixth Avenue		100.0	Midtown South	Fee Interest	104,000	1.0	100.0	100.0	100.0	100.0	72.5	8,617,385	1.6	1.5	2
641 Sixth Avenue		100.0	Midtown South	Fee Interest	163,000	1.0	100.0	100.0	100.0	100.0	92.1	12,187,941	2.3	2.1	7
711 Third Avenue	(2)	100.0	Grand Central North	Leasehold Interest	524,000	4.0	66.4	65.8	84.1	83.5	84.1	21,744,046	4.1	3.7	15
750 Third Avenue		100.0	Grand Central North	Fee Interest	780,000	7.0	96.0	97.5	97.5	97.3	97.3	46,245,346	8.8	7.8	32
810 Seventh Avenue		100.0	Times Square	Fee Interest	692,000	6.0	92.4	93.0	92.6	84.8	85.6	43,236,451	8.2	7.3	46
919 Third Avenue		51.0	Grand Central North	Fee Interest	1,454,000	12.0	100.0	100.0	100.0	100.0	90.3	95,302,905		8.2	11
1185 Avenue of the Americas		100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.0	99.0	99.0	99.0	99.9	99.9	90,023,429	17.0	15.2	18
1350 Avenue of the Americas		100.0	Rockefeller Center	Fee Interest	562,000	5.0	99.6	99.6	99.4	98.5	96.9	42,451,526	8.0	7.2	35
Subtotal / Weighted Average					8,239,645	70.0%	95.4%	95.3%	96.1%	95.5%	93.3%	$551,445,490	86.4%	85.1%	280

"Non Same Store"
110 Greene Street		90.0	Soho	Fee Interest	223,600	2.0	80.3	78.1	84.0	N/A	N/A	10,492,252		1.6	63
Subtotal / Weighted Average					223,600	2.0%	80.3%	85.0%	89.1%	—%	—%	$10,492,252		1.6%	63

Total / Weighted Average Manhattan Consolidated Properties					8,463,245	72.0%	95.0%	94.9%	95.8%	95.5%	93.3%	$561,937,742	86.4%		343
Total Manhattan Consolidated Properties - SLG share of Annualized Rent												$514,190,094		86.7%

Suburban Operating Properties

"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1.0	74.8	74.8	74.8	74.8	74.8	$1,836,636	0.3	0.3	2
1100 King Street - 2 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1.0	59.2	59.2	30.3	30.3	30.3	1,375,304	0.3	0.2	3
1100 King Street - 3 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1.0	52.2	5.8	21.7	21.7	21.7	1,039,659	0.2	0.2	1
1100 King Street - 4 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1.0	85.8	85.8	85.8	85.8	85.8	2,137,128	0.4	0.4	10
1100 King Street - 5 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1.0	87.7	87.7	87.7	93.1	93.1	1,954,952	0.4	0.3	8
1100 King Street - 6 Int'l Drive		100.0	Rye Brook, New York	Fee Interest	90,000	1.0	56.7	56.7	56.7	56.7	56.7	1,502,549	0.3	0.3	3
520 White Plains Road		100.0	Tarrytown, New York	Fee Interest	180,000	2.0	98.3	98.3	99.0	99.0	76.2	4,385,393	0.8	0.7	13
115-117 Stevens Avenue		100.0	Valhalla, New York	Fee Interest	178,000	2.0	78.7	77.2	75.1	75.6	75.6	2,967,005	0.6	0.5	11
100 Summit Lake Drive		100.0	Valhalla, New York	Fee Interest	250,000	2.0	52.2	47.1	72.9	72.9	72.9	3,423,462	0.6	0.6	10
200 Summit Lake Drive		100.0	Valhalla, New York	Fee Interest	245,000	2.0	94.5	82.7	81.2	81.1	81.1	5,662,417	1.1	1.0	8
500 Summit Lake Drive		100.0	Valhalla, New York	Fee Interest	228,000	2.0	97.8	97.8	97.8	96.6	96.6	5,326,285	1.0	0.9	7
360 Hamilton Avenue		100.0	White Plains, New York	Fee Interest	384,000	3.0	98.4	94.7	94.0	92.3	92.3	13,879,734	2.6	2.3	21
Westchester, New York Subtotal / Weighted Average					2,005,000	17.0%	82.5%	77.5%	79.7%	79.5%	77.5%	$45,490,523	8.6%	7.7%	97

"Same Store" Connecticut
7 Landmark Square		100.0	Stamford, Connecticut	Fee Interest	36,800	0.0	100.0	100.0	100.0	100.0	76.9	$728,423	0.1	0.1	2
680 Washington Boulevard		51.0	Stamford, Connecticut	Fee Interest	133,000	1.0	87.0	88.9	88.9	88.9	80.9	5,122,638		0.4	9
750 Washington Boulevard		51.0	Stamford, Connecticut	Fee Interest	192,000	2.0	97.9	99.1	97.8	97.8	97.8	8,038,217		0.7	10
1055 Washington Boulevard		100.0	Stamford, Connecticut	Leasehold Interest	182,000	2.0	75.6	74.7	80.4	88.0	89.2	5,072,742	1.0	0.9	22
1010 Washington Boulevard		100.0	Stamford, Connecticut	Fee Interest	143,400	1.0	76.9	75.3	73.8	75.6	77.1	3,605,458	0.7	0.6	22
Connecticut Subtotal/Weighted Average					687,200	6.0%	85.6%	85.8%	86.6%	89.0%	86.8%	$22,567,479	1.8%	2.7%	65

"Same Store" New Jersey
125 Chubb Way		100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.0	66.2	66.2	66.2	66.2	66.2	$4,310,434	0.8	0.7	6
New Jersey Subtotal / Weighted Average					278,000	2.0%	66.2%	66.2%	66.2%	66.2%	66.2%	$4,310,434	0.8%	0.7%	6

"Same Store" Brooklyn, New York
16 Court Street		100.0	Brooklyn, New York	Fee Interest	317,600	3.0	96.4	95.5	94.6	95.6	94.7	$12,684,682	2.4	2.1	70
Brooklyn, New York Subtotal / Weighted Average					317,600	3.0%	96.4%	95.5%	94.6%	95.6%	94.7%	$12,684,682	2.4%	2.1%	70

Total / Weighted Average Suburban Consolidated Properties					3,287,800	28.0%	83.1%	80.0%	81.5%	81.9%	80.1%	$85,053,119	13.6%		238
Total Suburban Consolidated Properties - SLG share of Annualized Rent												$78,604,299		13.3%

Reckson Operating Properties Grand Total / Weighted Average					11,751,045	100.0%	91.7%	90.7%	91.8%	91.6%	89.6%	$646,990,861	100.0%		581
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent												$592,794,393		100.0%
Reckson Operating Properties Same Store Occupancy %					11,527,445	98.0%	91.9%	91.0%	91.9%	91.6%	89.6%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	38	First Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land & Residential Properties

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2.0	—	54.3	54.3	54.3	77.2	$—	—	$34,290,636	—
115 Spring Street	100.0	Soho	Fee Interest	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800,000	12.8	53,380,475	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	17.0	93.9	93.9	100.0	100.0	92.0	11,520,129	10.6	277,736,039	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	67.0	100.0	100.0	100.0	100.0	100.0	14,907,424	68.4	215,336,020	10
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	13.0	100.0	100.0	100.0	100.0	100.0	1,786,480	8.2	16,357,696	3
Total Retail Properties				404,892	100.0%	96.7%	97.9%	99.0%	99.0%	98.1%	$31,014,032	100.0%	$597,100,865	23

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,677,574	100.0	$153,745,356
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,677,574	100.0%	$153,745,356

Residential Properties - Reckson Portfolio
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	Rent Per Unit ($'s)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	95.2	89.5	91.0	96.4	96.1	$15,186,456	$4,005	$177,649,107	317
Total Residential Properties				222,855	333	95.2%	89.5%	91.0%	96.4%	96.1%	$15,186,456	$4,005	$177,649,107	317

Supplemental Information	39	First Quarter 2016

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

										% of
								% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF		Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized		Cash Rent	Cash Rent ($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$135,410,478	(1)	$44.79	(1)	8.0%	$133,328,721	9.1%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,403,080	124,429,574		$51.78		7.4%	124,429,574	8.5%	A
Viacom International, Inc.	1515 Broadway	2031	1,330,735	86,422,248		$64.94		5.1%	86,422,248	5.9%	BBB-
Penguin Random House Inc.	1745 Broadway	2018 & 2023	644,598	41,529,624		$64.43		2.5%	23,617,897	1.6%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	42,688,654		$73.75		2.5%	42,668,654	2.9%	BBB-
Debevoise & Plimpton, LLP	919 Third Avenue	2021	575,324	43,566,772		$75.73		2.6%	22,219,054	1.5%
The City of New York	16 Court Street, 100 Church Street and 420 Lexington Avenue	2017, 2030 & 2034	554,694	18,839,775		$33.96		1.1%	18,839,775	1.3%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	21,463,116		$43.49		1.3%	21,463,116	1.5%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	362,065	26,500,607		$73.19		1.6%	26,500,607	1.8%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	17,226,359		$50.79		1.0%	17,226,359	1.2%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	14,905,277		$44.09		0.9%	14,905,277	1.0%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,962,756		$54.61		1.1%	17,962,756	1.2%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,585,104		$70.62		1.1%	9,478,403	0.6%
HF Management Services LLC	100 Church Street	2032	230,394	7,563,721		$32.83		0.4%	7,563,721	0.5%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,449,228		$28.31		0.4%	6,449,228	0.4%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,420,770		$41.39		0.6%	9,420,770	0.6%	Aa2
Bloomberg LP	919 Third Avenue	2029	225,579	11,783,619		$52.24		0.7%	6,009,646	0.4%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,130,831		$77.83		0.8%	14,130,831	1.0%	BBB-
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2016, 2026 & 2031	178,955	9,701,008		$54.21		0.6%	9,492,582	0.6%	BBB-
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	178,617	13,697,433		$76.69		0.8%	13,697,433	0.9%
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	10,288,248		$59.37		0.6%	10,288,248	0.7%	AA
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,240,109		$48.16		0.5%	8,240,109	0.6%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,409	4,495,676		$27.68		0.3%	4,495,676	0.3%	BBB+
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,993,073		$98.89		0.9%	15,993,073	1.1%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,428,113		$90.21		0.9%	14,428,113	1.0%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	9,909,020		$62.17		0.6%	4,845,511	0.3%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016 & 2023	158,688	11,613,817		$73.19		0.7%	11,613,817	0.8%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	9,061,561		$57.37		0.5%	4,621,396	0.3%	BBB
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,317,056		$89.85		0.8%	13,317,056	0.9%
BNP Paribas	919 Third Avenue	2016	145,834	10,040,868		$68.85		0.6%	5,120,843	0.3%	A

Total			14,285,190	$789,664,492		$55.28		46.9%	$718,810,490	49.0%

(1) Reflects the net rent as of March 31, 2016 of $42.87 PSF for the 388-390 Greenwich Street lease.
(2) Corporate or bond rating from S&P or Moody's.

Supplemental Information	40	First Quarter 2016

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	3.5%	0.2%
Business Services	2.5%	3.1%
Financial Services	37.0%	30.3%
Government / Non Profit	3.0%	3.6%
Legal	6.2%	12.6%
Manufacturing	1.8%	8.4%
Medical	2.0%	2.9%
Other	6.1%	3.1%
Professional Services	5.6%	14.2%
Retail	8.0%	3.0%

TAMI :
Technology	1.3%	6.0%
Advertising	5.0%	0.9%
Media	17.7%	11.7%
Information	0.3%	0.0%

Total	100.0%	100.0%

Supplemental Information	41	First Quarter 2016

LEASING ACTIVITY - Manhattan Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/15			1,395,967

Add: Property no longer in redevelopment	280 Park Avenue		235,629

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	2	13,082	10,799	$60.99
	30 East 40th Street	1	540	540	$69.38
	110 East 42nd Street	1	1,556	1,598	$55.00
	110 Greene Street	2	9,078	6,804	$60.56
	125 Park Avenue	1	4,060	4,060	$58.24
	280 Park Avenue	1	18,839	20,246	$97.50
	420 Lexington Avenue	7	19,312	28,339	$53.32
	521 Fifth Avenue	2	23,716	23,716	$44.61
	555 West 57th Street	2	32,900	37,184	$43.27
	609 Fifth Avenue	1	917	977	$79.53
	750 Third Avenue	1	11,465	11,465	$64.26
	800 Third Avenue	2	5,095	5,451	$54.17
	810 Seventh Avenue	3	35,590	39,316	$58.98
	Total/Weighted Average	26	176,150	190,495	$57.81

Retail
	110 Greene Street	1	446	459	$158.10
	220 East 42nd Street	2	8,346	8,747	$80.23
	485 Lexington Avenue	1	7,921	7,921	$87.90
	Total/Weighted Average	4	16,713	17,127	$85.86

Storage
	110 Greene Street	1	1,346	1,300	$25.14
	220 East 42nd Street	1	658	658	$35.75
	485 Lexington Avenue	1	9,299	9,299	$21.77
	600 Lexington Avenue	1	511	511	$33.00
	Total/Weighted Average	4	11,814	11,768	$23.41

	Total Space which became available during the quarter
	Office	26	176,150	190,495	$57.81
	Retail	4	16,713	17,127	$85.86
	Storage	4	11,814	11,768	$23.41
		34	204,677	219,390	$58.16

	Total Available Space		1,836,273

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	First Quarter 2016

LEASING ACTIVITY - Manhattan Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,836,273

Office
	3 Columbus Circle	5	8.2	19,597	19,027	$71.90	$55.69	$24.65	0.3
	11 Madison Avenue	6	15.0	554,256	560,089	$74.00	—	$75.40	12.3
	100 Park Avenue	1	10.3	9,668	10,889	$81.00	$67.69	$30.00	4.0
	110 Greene Street	5	1.1	12,184	12,184	$72.17	$46.58	$1.14	—
	125 Park Avenue	1	5.3	3,217	3,412	$65.00	—	$89.98	3.0
	220 East 42nd Street	1	7.3	8,166	8,364	$63.00	$44.65	$23.24	4.0
	280 Park Avenue	1	7.8	22,931	22,931	$95.00	—	$100.00	3.0
	304 Park Avenue South	1	10.3	17,485	18,042	$62.00	—	$60.98	3.0
	420 Lexington Avenue	3	5.7	4,162	5,941	$66.41	$41.59	$2.83	0.2
	521 Fifth Avenue	1	3.1	2,595	2,737	$63.00	$45.07	—	1.0
	555 West 57th Street	1	8.0	31,200	35,112	$55.00	$42.76	$95.00	5.0
	609 Fifth Avenue	1	2.3	917	977	$80.83	$79.53	—	—
	711 Third Avenue	1	5.9	3,016	3,586	$58.00	$53.14	$17.40	1.0
	800 Third Avenue	1	10.3	2,588	2,718	$63.00	$63.86	—	4.0
	810 Seventh Avenue	2	5.3	31,000	34,640	$62.50	—	$26.00	0.3
	Total/Weighted Average	31	13.1	722,982	740,649	$72.56	$49.45	$69.20	9.8

Retail
	3 Columbus Circle	1	22.7	39,755	39,718	$209.21	—	$58.12	8.0
	11 Madison Avenue	1	15.0	2,926	2,926	$225.00	—	$75.40	16.5
	110 Greene Street	1	1.0	2,359	2,128	$253.76	$169.17	—	—
	125 Park Avenue	2	15.6	6,205	17,017	$70.52	$45.26	$80.00	4.0
	Total/Weighted Average	5	19.6	51,245	61,789	$173.30	$99.08	$62.96	7.0

Storage
	11 Madison Avenue	2	15.0	20,673	15,776	$37.00	—	$75.40	18.3
	110 Greene Street	1	1.0	1,346	1,346	$30.31	$24.28	—	—
	Total/Weighted Average	3	13.9	22,019	17,122	$36.47	$24.28	$69.47	16.8

Leased Space
	Office (3)	31	13.1	772,982	740,649	$72.56	$49.45	$69.20	9.8
	Retail	5	19.6	51,245	61,789	$173.30	$99.08	$62.96	7.0
	Storage	3	13.9	22,019	17,122	$36.47	$24.28	$69.47	16.8
	Total	39	13.6	796,246	819,560	$79.40	$51.49	$68.73	9.8

Total Available Space as of 3/31/16				1,040,027

Early Renewals
Office
	11 Madison Avenue	2	20.0	177,626	177,626	$73.81	$46.00	$59.14	11.2
	100 Park Avenue	3	1.8	106,014	114,692	$85.02	$65.44	—	—
	110 Greene Street	1	3.6	2,689	2,689	$75.86	$53.57	—	—
	220 East 42nd Street	3	14.3	160,569	180,225	$62.36	$36.22	$55.60	0.1
	420 Lexington Avenue	4	4.7	7,460	10,826	$56.93	$49.25	$1.46	0.8
	485 Lexington Avenue	1	10.0	26,295	27,147	$75.50	$70.51	$30.00	5.0
	600 Lexington Avenue	1	5.5	5,168	5,195	$65.00	$60.12	$15.00	1.0
	609 Fifth Avenue	1	2.0	1,826	1,958	$84.78	$84.72	—	1.0
	Total/Weighted Average	16	12.9	487,647	520,358	$71.81	$48.57	$41.19	4.2

Retail
	3 Columbus Circle	1	10.3	6,551	6,551	$481.67	$423.79	$228.97	6.0
	1350 Avenue of the Americas	1	15.0	1,370	1,370	$268.41	$223.65	—	—
	Total/Weighted Average	2	11.1	7,921	7,921	$444.78	$389.17	$189.37	5.0
Storage
	11 Madison Avenue	1	20.0	12,103	8,770	$20.00	$59.00	—	—
	420 Lexington Avenue	1	3.1	392	464	$21.00	$21.05	—	—
	Total/Weighted Average	2	19.1	12,495	9,234	$20.05	$57.09	—	—
Renewals
	Early Renewals Office	16	12.9	487,647	520,358	$71.81	$48.57	$41.19	4.2
	Early Renewals Retail	2	11.1	7,921	7,921	$444.78	$389.17	$189.37	5.0
	Early Renewals Storage	2	19.1	12,495	9,234	$20.05	$57.09	—	—
	Total	20	13.0	508,063	537,513	$76.42	$53.73	$42.67	4.1
(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $64.48/rsf for 96,670 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $70.66/rsf for 617,028 rentable SF.

Supplemental Information	43	First Quarter 2016

LEASING ACTIVITY - Suburban Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/15			1,175,375

Less: Sold Vacancies	7 Renaissance Square, White Plains, New York		(7,134)

Space which became available during the Quarter (2):
Office
	115-117 Stevens Avenue, Valhalla, New York	1	2,073	2,073	$26.53
	200 Summit Lake Drive, Valhalla, New York	1	2,083	2,083	$27.34
	360 Hamilton Avenue, White Plains, New York	1	6,849	6,849	$40.00
	1 Landmark Square, Stamford, Connecticut	4	17,533	17,533	$37.57
	2 Landmark Square, Stamford, Connecticut	1	1,182	1,375	$34.20
	680 Washington Boulevard, Stamford, Connecticut	1	2,458	2,458	$47.03
	750 Washington Boulevard, Stamford, Connecticut	1	2,339	2,339	$43.27
	1010 Washington Boulevard, Stamford, Connecticut	1	642	642	$25.00
	1055 Washington Boulevard, Stamford, Connecticut	1	747	747	$43.18
	16 Court Street, Brooklyn, New York	2	2,970	3,402	$46.11
	Total/Weighted Average	14	38,876	39,501	$38.32

Retail
	4 Landmark Square, Stamford, Connecticut	1	320	320	$25.00
	Total/Weighted Average	1	320	320	$25.00

	Total Space which became available during the Quarter
	Office	14	38,876	39,501	$38.32
	Storage	1	320	320	$25.00
		15	39,196	39,821	$38.21

	Total Available Space		1,207,437

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	44	First Quarter 2016

LEASING ACTIVITY - Suburban Operating Properties Commenced Leasing

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,207,437

Office
	1100 King Street - 3 Int'l Drive, Rye Brook, New York	2	15.0	41,752	41,868	$24.00	$27.01	$61.50	13.0
	115-117 Stevens Avenue, Valhalla, New York	2	7.5	4,788	4,788	$22.80	$26.53	$28.92	5.8
	100 Summit Lake Drive, Valhalla, New York	2	5.7	12,692	12,692	$26.58	—	$62.19	0.3
	200 Summit Lake Drive, Valhalla, New York	1	11.0	30,086	30,225	$23.50	—	$60.00	12.0
	360 Hamilton Avenue, White Plains, New York	4	7.8	21,118	21,118	$37.32	$40.00	$34.64	6.9
	1 Landmark Square, Stamford, Connecticut	3	2.3	10,802	10,802	$37.76	$35.68	$14.66	—
	3 Landmark Square, Stamford, Connecticut	1	3.2	5,170	5,170	$35.00	—	$25.00	1.5
	4 Landmark Square, Stamford, Connecticut	1	5.4	6,181	6,181	$35.50	—	$50.00	5.0
	6 Landmark Square, Stamford, Connecticut	1	10.8	10,074	10,074	$27.00	$34.92	$20.00	10.0
	1010 Washington Boulevard, Stamford, Connecticut	2	4.2	2,904	2,904	$31.04	$34.25	$21.37	3.9
	1055 Washington Boulevard, Stamford, Connecticut	1	5.3	2,295	2,295	$34.75	$43.18	$30.00	3.0
	Jericho Plaza, Jericho, New York	2	8.1	26,451	26,451	$33.00	$39.14	$37.70	6.2
	16 Court Street, Brooklyn, New York	3	6.2	5,541	7,319	$47.75	$32.19	$39.07	2.6
	Total/Weighted Average	25	9.4	179,854	181,887	$29.81	$32.66	$45.41	7.8

Retail
	4 Landmark Square, Stamford, Connecticut	1	5.0	320	320	$25.00	$25.00	—	—
	Total/Weighted Average	1	5.0	320	320	$25.00	$25.00	—	—

Storage
	100 Summit Lake Drive, Valhalla, New York	1	5.0	180	180	$12.00	$10.00	—	—
	200 Summit Lake Drive, Valhalla, New York	1	11.0	760	1,011	$12.00	—	—	12.0
	1 Landmark Square, Stamford, Connecticut	1	3.0	200	826	$15.00	—	—	—
	Total/Weighted Average	3	7.2	1,140	2,017	$13.23	$10.00	—	6.0

Leased Space
	Office (3)	25	9.4	179,854	181,887	$29.81	$32.66	$45.41	7.8
	Retail	1	5.0	320	320	$25.00	$25.00	$0.00	—
	Storage	3	7.2	1,140	2,017	$13.23	$10.00	$0.00	6.0
	Total	29	9.3	181,314	184,224	$29.62	$32.57	$44.84	7.8

Total Available Space as of 3/31/16				1,026,123

Early Renewals
Office
	1100 King Street - 3 Int'l Drive, Rye Brook, New York	1	3.3	1,314	1,314	$26.50	$26.50	$7.00	3.0
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	5.3	644	644	$26.50	$26.50	$2.35	3.0
	115-117 Stevens Avenue, Valhalla, New York	1	8.0	7,360	13,531	$24.00	$24.00	$25.00	8.0
	360 Hamilton Avenue, White Plains, New York	4	2.6	92,635	92,635	$46.43	$41.07	$10.51	1.1
	3 Landmark Square, Stamford, Connecticut	2	2.6	26,148	26,148	$32.88	$32.58	$3.58	2.2
	Total/Weighted Average	9	3.2	128,101	134,272	$41.24	$37.48	$10.55	2.0

Storage
	360 Hamilton Avenue, White Plains, New York	3	2.8	1,626	1,626	$9.15	$9.15	—	—
	Total/Weighted Average	3	2.8	1,626	1,626	$9.15	$9.15	—	—

Renewals
	Early Renewals Office	9	3.2	128,101	134,272	$41.24	$37.48	$10.55	2.0
	Early Renewals Storage	3	2.8	1,626	1,626	$9.15	$9.15	—	—
	Total	12	3.2	129,727	135,898	$40.86	$37.14	$10.42	2.0

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $30.74/rsf for 69,418 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $37.66/rsf for 203,690 rentable SF.

Supplemental Information	45	First Quarter 2016

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2016 (1)	11	19,362	0.09%	$1,132,051	$58.47	$63.12	2	5,259	0.13%	$312,178	$59.36	$62.79
2nd Quarter 2016	22	157,896	0.76%	$10,201,832	$64.61	$81.75	3	25,305	0.63%	$2,174,504	$85.93	$87.84
3rd Quarter 2016	13	82,572	0.40%	$5,143,500	$62.29	$71.66	2	14,554	0.36%	$892,882	$61.35	$70.24
4th Quarter 2016	29	227,659	1.10%	$13,078,254	$57.45	$65.73	4	51,070	1.28%	$3,413,636	$66.84	$69.96

Total 2016	75	487,489	2.36%	$29,555,638	$60.63	$71.82	11	96,188	2.41%	$6,793,200	$70.62	$74.32

2017	110	1,358,016	6.56%	$81,490,711	$60.01	$67.69	14	153,651	3.85%	$12,931,324	$84.16	$76.28
2018	83	623,734	3.02%	$49,233,583	$78.93	$115.89	28	438,790	10.99%	$36,565,885	$83.33	$76.11
2019	81	1,160,651	5.61%	$80,104,590	$69.02	$72.63	23	295,729	7.41%	$23,350,278	$78.96	$83.28
2020	99	2,471,896	11.94%	$151,324,129	$61.22	$69.12	21	254,854	6.38%	$14,886,987	$58.41	$68.66
2021	72	1,689,633	8.16%	$101,905,427	$60.31	$64.64	12	259,200	6.49%	$14,740,222	$56.87	$69.88
2022	52	949,670	4.59%	$62,234,282	$65.53	$79.53	16	169,811	4.25%	$11,484,984	$67.63	$76.74
2023	38	757,967	3.66%	$43,728,018	$57.69	$65.17	14	856,520	21.45%	$58,292,130	$68.06	$70.21
2024	30	466,855	2.26%	$31,087,581	$66.59	$68.76	16	351,344	8.80%	$31,670,288	$90.14	$88.50
2025	35	854,761	4.13%	$79,849,238	$93.42	$103.12	12	231,079	5.79%	$18,242,492	$78.94	$83.04
Thereafter	83	7,241,816	34.99%	$421,944,244	$58.26	$66.64	23	885,293	22.17%	$81,009,345	$91.51	$103.89
	758	18,062,488	87.27%	$1,132,457,442	$62.70	$71.49	190	3,992,459	100.00%	$309,967,134	$77.64	$82.14

(5)	1	2,634,670	12.73%	$112,936,936
	759	20,697,158	100.00%	$1,245,394,378

	NOTE: Data excludes space currently occupied by SL Green's corporate offices.
	(1) Includes month to month holdover tenants that expired prior to March 31, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2016. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Citigroup's net lease at 388-390 Greenwich Street.

Supplemental Information	46	First Quarter 2016

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2016 (1)	17	46,309	1.39%	$1,640,855	$35.43	$38.33	4	19,264	4.32%	$721,681	$37.46	$36.00
2nd Quarter 2016	11	112,508	3.39%	$3,757,971	$33.40	$34.42	—	—	—%	—	—	—
3rd Quarter 2016	18	133,600	4.02%	$5,131,230	$38.41	$45.74	—	—	—%	—	—	—
4th Quarter 2016	14	56,678	1.71%	$2,146,122	$37.87	$39.65	—	—	—%	—	—	—

Total 2016	60	349,095	10.51%	$12,676,177	$36.31	$40.12	4	19,264	4.32%	$721,681	$37.46	$36.00

2017	46	248,677	7.48%	$9,577,470	$38.51	$41.20	6	43,017	9.64%	$1,450,311	$33.71	$34.52
2018	56	302,748	9.11%	$10,896,422	$35.99	$37.99	3	54,052	12.11%	$2,262,295	$41.85	$36.00
2019	45	457,879	13.78%	$12,997,094	$28.39	$29.77	6	31,879	7.14%	$1,061,509	$33.30	$36.00
2020	34	302,305	9.10%	$11,078,205	$36.65	$39.74	3	38,562	8.64%	$1,496,230	$38.80	$36.00
2021	36	445,866	13.42%	$13,457,835	$30.18	$31.59	4	89,292	20.00%	$3,195,485	$35.79	$36.00
2022	21	115,584	3.48%	$4,548,443	$39.35	$41.45	1	16,383	3.67%	$570,948	$34.85	$36.00
2023	18	156,620	4.71%	$5,175,358	$33.04	$35.00	2	42,334	9.48%	$1,422,001	$33.59	$36.00
2024	13	207,798	6.25%	$6,814,934	$32.80	$40.25	2	52,707	11.81%	$1,788,222	$33.93	$36.00
2025	16	167,698	5.05%	$5,411,177	$32.27	$34.38	1	1,729	0.39%	$56,193	$32.50	$36.00
Thereafter	27	568,246	17.10%	$16,843,936	$29.64	$31.41	3	57,140	12.80%	$1,818,257	$31.82	$36.00
	372	3,322,516	100.00%	$109,477,051	$32.95	$35.44	35	446,359	100.00%	$15,843,132	$35.49	$35.86

	(1) Includes month to month holdover tenants that expired prior to March 31, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	47	First Quarter 2016

ANNUAL LEASE EXPIRATIONS Retail Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2016 (1)	16	18,160	4.94%	$868,152	$47.81	$54.95	1	7,153	2.38%	$338,255	$47.29	$49.65
2017	16	61,300	16.66%	$3,454,213	$56.35	$175.81	5	18,156	6.05%	$987,516	$54.39	$77.61
2018	11	18,949	5.15%	$988,466	$52.16	$67.99	2	22,571	7.52%	$1,434,612	$63.56	$74.39
2019	4	5,350	1.45%	$517,580	$96.74	$97.42	—	—	—%	—	—	—
2020	6	12,491	3.40%	$1,815,070	$145.31	$337.20	3	25,424	8.47%	$5,086,136	$200.05	$277.01
2021	1	108,148	29.40%	$6,748,568	$62.40	$70.00	5	26,753	8.91%	$4,391,352	$164.14	$216.26
2022	1	1,366	0.37%	$216,124	$158.22	$299.00	3	55,437	18.47%	$20,349,103	$367.07	$469.54
2023	2	8,776	2.39%	$717,458	$81.75	$99.84	2	7,131	2.38%	$1,369,639	$192.07	$350.00
2024	5	76,039	20.67%	$15,629,237	$205.54	$212.77	1	7,793	2.60%	$4,869,792	$624.89	$898.00
2025	3	33,944	9.23%	$801,907	$23.62	$23.84	2	10,664	3.55%	$644,875	$60.47	$60.62
Thereafter	4	23,318	6.34%	$3,735,288	$160.19	$228.18	8	119,059	39.67%	$67,498,145	$566.93	$638.09
	69	367,841	100.00%	$35,492,062	$96.49	$133.10	32	300,141	100.00%	$106,969,426	$356.40	$427.84
Vacancy (5)		10,040				$517.93		51,002				$550.49
		377,881				$143.33		351,143				$445.65

Other Retail
2016 (1)	6	44,794	5.09%	$4,322,202	$96.49	$155.28	2	2,120	0.71%	$134,790	$63.58	$66.51
2017	13	51,032	5.79%	$5,685,510	$111.41	$185.96	1	2,133	0.71%	$303,855	$142.45	$143.76
2018	9	62,901	7.14%	$11,597,398	$184.38	$532.89	7	13,587	4.55%	$1,993,600	$146.73	$159.83
2019	8	58,418	6.63%	$5,062,418	$86.66	$212.75	4	10,600	3.55%	$1,586,342	$149.65	$178.02
2020	11	59,121	6.71%	$7,334,275	$124.06	$158.08	3	32,800	10.99%	$1,464,942	$44.66	$54.52
2021	9	15,961	1.81%	$2,029,499	$127.15	$137.22	2	5,992	2.01%	$634,337	$105.86	$103.52
2022	14	130,693	14.84%	$16,030,283	$122.66	$158.93	6	12,603	4.22%	$1,590,894	$126.23	$175.49
2023	6	42,184	4.79%	$5,474,214	$129.77	$142.45	4	15,009	5.03%	$1,388,981	$92.54	$88.41
2024	7	28,143	3.20%	$4,720,396	$167.73	$163.24	11	30,774	10.31%	$3,391,011	$110.19	$150.11
2025	12	54,438	6.18%	$22,274,529	$409.17	$557.12	4	3,147	1.05%	$657,595	$208.96	$207.62
Thereafter	29	333,109	37.82%	$35,100,672	$105.37	$114.81	19	169,761	56.87%	$29,576,439	$174.22	$203.07
	124	880,794	100.00%	$119,631,395	$135.82	$197.41	63	298,526	100.00%	$42,722,784	$143.11	$168.16
Vacancy (5)		35,948				$113.24		36,329				$139.76
		916,742				$194.11		334,855				$165.08

	(1) Includes month to month holdover tenants that expired prior to March 31, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2016. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	48	First Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2016	Price ($'s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	97.1	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	66.4	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.7	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.7	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.6	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	$105,600,000
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	98.4	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	90.8	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.0	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	98.1	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	97.2	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	87.3	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	76.1	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		98.1	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	95.6	$285,000,000
				1,146,000			$1,255,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	98.3	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.0	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	95.3	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	98.7	$330,000,000
				1,955,260			$704,600,000

Supplemental Information	49	First Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2016	Price ($'s) (1)

2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	87.3	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	98.4	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	97.8	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	81.0	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	45.9	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	83.8	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000
2015 Acquisition
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	80.3	$255,000,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	99.2	$4,650,000
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,313,916	71.6	98.0	$2,285,000,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	East Side	303,515	95.5	95.3	$284,000,000
				2,910,477			$2,828,650,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	50	First Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price
(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

Supplemental Information	51	First Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY - Cont. Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448
				359,000	$161,000,000	$448
2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638
				345,400	$220,250,000	$638
2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344
				422,000	$145,000,000	$344
2015 Sales
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	$365,000,000	$830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	$115,000,000	$777
				588,000	$480,000,000	$816

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	52	First Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2016	Price ($'s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	88.4	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	82.5	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	71.0	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	76.9	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	96.4	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	96.4	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227
				211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307	$308

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343
				1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104
				130,000	$13,500,000	$104

2015 Sales
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	$121,100,000	$208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	$22,400,000	$172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	$9,600,000	$113
				797,200	$153,100,000	$192
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	$21,000,000	$320
				65,641	$21,000,000	$320
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	53	First Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2016	Price ($'s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Lower Manhattan	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	85.0	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manahattan	24,300	85.2	N/A	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	66.2	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	95.5	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	92.4	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	83.1	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	100.0	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	96.9	$0
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	93.9	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$0
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	97.8	$386,775,000
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	$146,221,990
				658,884			$587,896,990
2014 Acquisition
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	$41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	$52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	$282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	$27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	$145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	—	$32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	$72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	8.1	$295,000,000
				572,203			$947,714,000
2015 Acquisition
Feb-15	Stonehenge Portfolio	Fee Interest		2,589,184	96.5	94.8	$40,000,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	$6,798,627
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	42.9	$50,073,674
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manahattan	73,600	90.5	69.7	$63,690,000
				2,690,784			$160,562,301
2016 Acquisition
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	58.3	$28,500,000
				9,100			$28,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	54	First Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment & Land

						Sales	Sales
	Property		Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (1)	(1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811
					25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue	(2)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue		Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway		Leasehold Interest	Lower Manhattan	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue	(3)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle	(4)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
					612,728	$940,683,774	$1,535

2013 Sales
Feb-13	44 West 55th Street		Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio		Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio		Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio		Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street		Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
					843,445	$300,620,908	$356

2014 Sales
Jan-14	21-25 West 34th Street		Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio		Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue		Fee Interest	Plaza District	10,000	$160,000,000	$16,000
Jul-14	985-987 Third Avenue		Fee Interest	Upper East Side	13,678	$68,700,000	$5,023
Sep-14	180-182 Broadway		Fee Interest	Lower Manhattan	156,086	$222,500,000	$1,425
Nov-14	2 Herald Square		Fee Interest	Herald Square/Penn Station	354,400	$365,000,000	$1,030
					4,218,579	$1,687,147,844	$400

2015 Sales
Jan-15	180 Maiden Lane		Fee Interest	Financial East	1,090,000	$470,000,000	$431
Dec-15	570 & 574 Fifth Avenue		Fee Interest	Plaza District	24,327	$125,400,000	$5,155
					1,114,327	$595,400,000	$534
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%		Fee Interest	Brooklyn, New York	66,611	$55,000,000	$826
Feb-16	885 Third Avenue		Fee Interest	Midtown / Plaza District	607,000	$453,000,000	$746
					673,611	$508,000,000	$754
(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	55	First Quarter 2016

EXECUTIVE & SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

56

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BB&T Capital Markets	David Toti	(212) 419-4620	dtoti@bbandtcm.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

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